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REGISTERED
[LOGO]
BARON
FUNDS


    BARON ASSET
1   FUND


PERFORMANCE........................................................1

INVESTMENT STRATEGY................................................2

INVESTMENT THEMES..................................................4

RECENT DEVELOPMENTS................................................6

OTHER RECENT
DEVELOPMENTS.......................................................7



    BARON GROWTH
2   FUND
    [Formerly Baron
    Growth & Income Fund]


PERFORMANCE........................................................8

PORTFOLIO HOLDING..................................................9

OTHER DEVELOPMENTS................................................12



    BARON SMALL
3   CAP FUND

PERFORMANCE.......................................................13

PORTFOLIO
COMPOSITION.......................................................13

RECENT EVENTS.....................................................14

NEW POSITIONS.....................................................15






www.baronfunds.com
767 Fifth Avenue
NY, NY 10153
212-583-2100
1-800-99-BARON
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                                                  THIS QUARTERLY REPORT CONTAINS
                                                     INFORMATION FOR THREE FUNDS



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BARON ASSET FUND



QUARTERLY REPORT                                                MARCH 31, 1999



Dear Baron Asset
Fund Shareholder:
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PERFORMANCE

Baron Asset Fund performed well in the quarter ended March 31, 1999 and in the year to date period ended May 24, 1999, the date of this letter. Baron Asset Fund's performance for the nearly twelve years ended March 31, 1999, about seven fold appreciation, has been significantly better than both the large cap S & P 500 and the small cap Russell 2000. This was not the case, however, in 1998 when the small and mid cap oriented Baron Asset underperformed the large cap, technology driven S & P 500 (although we still managed to beat the Russell 2000 by nearly 700 basis points). Our underperformance ended on October 8, 1998, the day before the Seventh Annual Baron Investment Conference. If I had known that was going to happen, I'd hold these conferences all year long. Anyway, the Fund outperformed both the S & P 500 and Russell 2000 indexes during the fourth quarter of 1998, during the first quarter of 1999 and continues to outperform through today.

Baron Asset Fund's results in the March quarter were favorably impacted by the stock price performance of Charles Schwab, the Fund's largest holding. Schwab's share price gained 71% in the three months ending March, reflecting very strong customer asset flows and very strong current earnings. Schwab's stock price has increased about fifty fold since our initial purchases in 1992. During the first quarter, Baron Asset Fund reduced its Schwab shareholdings about 6.7%, the first time in more than seven years that we have sold a single share. This was done to diversify the Fund's holdings somewhat, with the proceeds used to increase our holdings of undervalued smaller businesses. We remain a large shareholder in Charles Schwab since we believe Schwab's earnings can increase several fold in the next five years and several fold again in the following five years. We expect earnings gains

                                     [GRAPH]

--------------------------  -----------------------   --------------------------
PERFORMANCE                 PERFORMANCE               PERFORMANCE
FOR THE 3 MONTHS ENDED      SINCE INCEPTION           FOR THE 12 MONTHS ENDED
MARCH 31, 1999              JUNE 12, 1987 THROUGH     MARCH 31, 1999
                            MARCH 31, 1999


BARON ASSET FUND      7.2%  BARON ASSET FUND   605%  BARON ASSET FUND      1.0%
S&P 500*              4.9%  S&P 500*           490%  S&P 500*             18.4%
RUSSELL 2000*        -5.4%  RUSSELL 2000*      196%  RUSSELL 2000*       -16.3%
--------------------------  -----------------------   --------------------------
* THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES, THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.



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to be driven by continued strong asset flows to Schwab from banks and full service brokerage firms; growth of existing customers' accounts; the addition of very profitable bank-like services for its customers; international expansion; and operational leverage from its high cost technology, marketing and personnel infrastructure. Schwab's margins should increase over the years.

Baron Asset Fund's long stated goal is to double its shareholders' per share value every four or five years and double it again in the next four or five years. We have achieved our goals during the past twelve years, seven fold appreciation, by investing in businesses that themselves have doubled in size and then doubled again. Of course, we might not achieve our goal in the future. During the next ten years, Schwab's stock price will not perform as well as it has in the past ten years. The law of big numbers will see to that. However, Schwab does have an opportunity to become one of the largest and most profitable companies in America during the next decade. Its share price still has the potential to increase more than twice as fast as the hurdle rate of return we require for an attractive investment, i.e., a double in four to five years, five times appreciation in ten years.

Many of our other long term holdings have also continued to perform well. Our investments in communications businesses performed exceptionally well as many investors have come to understand the large potential returns possible from communications network investments. (See INVESTMENT THEMES, Communications, page 5.) During the quarter NTL gained 44.2%, CoreComm, 132.0%, United International Holdings, 117.2%, Century Communications, 46.4%, and Cellular Communications of Puerto Rico, 45.9%. But, many small and mid-sized businesses continued to underperform. That's probably where we have the most significant opportunity in our portfolio...the downtrodden and the weak. HCR Manor Care, Robert Half International, Dollar Tree, Sun International Hotels, Industrie Natuzzi and Vail Resorts stock prices all declined in the quarter. All should increase their earnings in the current year.

"The last shall be first." President Kennedy used this biblical quote to congratulate his youngest brother, Ted, when he was elected to fill the vacant Massachusetts' Senate seat after its junior Senator had become President. The statement is often applicable to stocks. During the past few months, among our largest percentage gainers have been several of our biggest investment disappointments during the past several years. AMF Bowling hired a youthful, aggressive and previously very successful new President and CEO and announced a recapitalization plan and investors breathed a collective sigh of relief. American Mobile Satellite announced several high profile communications network customers and investors focused on the dramatic prospects for its XM satellite radio service. Avatar sold a water utility and generated more cash per share from the transaction than its public market share price...and it still owns hugely valuable tracts of Florida land. Smart & Final announced a new Chairman/CEO with a prior illustrious career who immediately began to prove at this company why that had been the case. The company's stores that have recently been remerchandised have

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recorded very strong gains and a rights offering to its shareholders will strengthen its balance sheet. Cyclically, sometimes the last shall be first. In the above cases, we wish we hadn't invested in these businesses at times when they had already been first and poised for a fall. But, the prospects both for these businesses and their share prices now appear bright.


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INVESTMENT STRATEGY


So, just what is it we're looking for?
Think strategically. Invest opportunistically.

The internet is the great investment equalizer. It provides information to everyone...at the same time...at the speed of light. Investors everywhere now have timely access to SEC regulatory filings, Wall Street analyst commentary and research, financial oriented web services, news and stock quotes, business press releases and conferences and, even individual investor and employee comments on Yahoo! message boards. To distinguish yourself as an investor, we believe you must think strategically, more so now than ever before. You must be able to formulate a long term strategic view for a business, be right and act upon your opinion and analysis before it's obvious to others and already reflected in a stock's price. Think strategically. Invest opportunistically. That's our credo in this brave new world.

It's not just about price. Brands win. Guerillas beat armies.

We have always believed that selling items at the "lowest possible price" is not a good business strategy...someone can always sell for less...and will. Witness the web. There are now web merchants who sell for cost, or even below cost, to obtain customer demographics that advertisers may want to reach. Brands that customers believe connote value and consistent quality will win, even at higher prices. Witness the great success of Polo Ralph Lauren, Vail, Sotheby's, Charles Schwab, Four Seasons Hotel.

"Guerillas can beat armies." A highly focused niche business (the guerilla) with specialized expertise can usually beat a financially much stronger, broad line business (the army)...in that specialized competency. When the niche business attempts to fight its larger competitor on the rival's turf, it will likely lose. Fidelity Management Company's president, Robert Pozen, said in a recent speech that smaller, focused mutual fund companies, as well as very large ones, can prosper, and middle sized, diversified management companies are likely to have difficulties. We agree. We believe Baron Funds can prosper, with its focused long term, strategic investments in fast growing, well managed, high return on investment, small and mid-sized businesses...that have the opportunity to become large...and, when they do, we'll derive the benefits of that growth because we'll still own them. "Guerillas can beat armies." It's the corollary to the dictum in our last letter, "Buy the predator, sell short the prey."


We invest in people...not just buildings.

Growing up at the Jersey Shore (Asbury Park, New Jersey) nearly forty years ago, I held many summer jobs to help pay for my


                                       2
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college. I was able to obtain most jobs with little prior experience...golf caddy, "Can you carry two heavy golf bags four miles twice a day and pretend you know what club to use?," umbrella boy, "Can you bury an umbrella deep enough in the sand so that a slight wind will not cause the umbrella's staff to torpedo an unsuspecting sunworshiper?," cabana boy, "Do you know how to bring towels, drinks and sandwiches to gin players?," lifeguard, "Have you passed your lifesaver's test and do you think you can tell the difference between someone who's waving 'hello' and someone who's drowning?," ice cream truck driver, "Are you willing to work six days a week from 10AM to midnight, drive a top-heavy truck without rolling it over and, if everyone at your planned next stop is already eating ice cream, do you think it's a good idea to stop there?," and hospital orderly, "Can you empty a bed pan?" But, the most difficult job for me to obtain, and keep, was that of a highly tipped waiter. "Do you have any experience?" I was repeatedly asked. I did not, but each time I told the truth, I did not get the job. "How do waiters ever get experience if experience is required for their first job?" I wondered. Finally, I succumbed, lied about previous jobs in the Catskills and was given a chance. During my first lunch service, the chef noticed I was having a difficult time assembling a shrimp cocktail, began to scream at me while waving a knife that looked like a machete and threatened to kill me if I ever entered his kitchen again. I left immediately and never looked back.

Summer jobs provided important lessons to me about the value of experience and success. We don't invest in businesses where the executives are learning to be successful. We invest in businesses run by executives who are already successful, proven winners...hardworking, entrepreneurial, smart, honest, driven executives who want to be even more successful.

In our last quarterly report I mentioned several entrepreneurial executives in whose businesses we've invested and been inordinately successful. That listing was not meant to be all inclusive. When Michael Marks, the Chairman and CEO of Flextronics, recently walked into our office, he exclaimed, "So what do I have to do to get you to write about me?!!! Since you've invested in Flextronics four years ago, our sales have quintupled and our stock price has done even better! I'm a shareholder in Baron Asset Fund. I read all your letters and you haven't mentioned us in years." Michael's right. This was an oversight and I'll try to make amends. When Matt Ervin, our telecommunications and media analyst, introduced me to Michael four years ago, even I, with no technology background, could understand that Flextronics had operational expertise that would provide it with significant competitive advantage as an outsourced equipment manufacturer to large consumer electronics and communications businesses. We soon became Flextronic's largest shareholder, and despite additional stock offerings since our initial purchases (the company needed more capital to build and purchase additional high return on investment assets), we still own 7.6% of this rapidly growing business. And we've earned more than five times our initial investment, so far, and could at least triple our investment again during the next five years...if Michael and his management continue to achieve their ambitious goals.

Ed Christian, Chairman, Founder and CEO, Saga Communications, is another executive I've also neglected to mention for a while. A radio business "lifer," Ed has built Saga into a unique and excellent radio business that is conservatively financed, consistently growing, dominant in its smaller community media markets ("big city radio in smaller towns"), and undervalued by the stock market. In fact, Saga seems to be such an attractive business at such an unusually attractive valuation, e.g. 11X broadcast cash flow, 15% annual internal growth, that at least three other radio executives have approached us during the past few years to help convince Ed to sell them Saga. "Call Ed," I tell them. "Someday he may be interested, but I doubt if it's now. The company's doing very well and I think he believes it's on the verge of realizing on significant growth prospects. And he still seems to be having a lot of fun."

In addition to running Saga, Ed has been a great, and unpaid, research resource for our fellow Baron Funds' investors. "Make sure you look at Radio One. Great management. You'll like them. That's a good one." "Did you read the prospectus on ____? Hundreds of pages to describe their deals. Always a bad sign. Be careful. Their managers are all unhappy. They're given budgets they can't possibly meet and they're afraid to discuss it or they could lose their jobs." "Talk to ___. There's just no way that business can make a good return on that station. Especially if their expectations are based on reducing station operating expenses. Everyone in that station has already been fired." With radio businesses, it seems Ed knows everyone. And, his judgment about people and their businesses has been unerring.


We don't invest where we're not wanted.
The comedian Groucho Marx used to say that he never wanted to join a club that would allow him to become a member! For good reason, we suppose. We're different. Before we make a major investment in a business, we ask the executives who operate that business if they are comfortable having us as a large shareholder. Since we consider ourselves to be part owners of businesses, not short term stock traders, it is important to us that we are viewed by managements as their "partners." We do not want to be thought of as adversaries seeking to obtain short term profits at the expense of a business' long term growth. Of course, we expect dedication, hard work and commitment from the executives who run the businesses of which we're part owners. The commitment is not just to us as owners, but also to their employees and communities, commitments we believe are necessary to operate a successful, fast growing, profitable business.

Mirage Resorts' stock price had fallen about 50% from the fall of 1997 through the fall of 1998. This was due to investors' fears of increased competition in Las Vegas, the impact of weakened far east economies and concerns about whether that company


                                       3
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could achieve a satisfactory return on the huge, new $1.6 billion extravagant
Bellagio casino hotel resort. Mirage, at half its 1997 peak price, was still about seven times our initial cost in 1987. Convinced that Mirage's cash flow would increase nearly 75% over the next year and could increase at least an additional 50% by 2002, we believed its share price could triple over that time. I visited Mirage and after a day reviewing the company's prospects with Steve Wynn and his executives, I asked Steve if he would allow us to increase our holdings to nearly 10% of his company. "Don't you want to wait until Circus' Mandalay Bay, Sheldon Adelson's Venetian and Bally's Paris open? Don't you want to wait until you see how successful we'll be in Mississippi? Don't you want to wait until we're further along in New Jersey?", he wanted to know. I told him I felt those uncertainties were already reflected in Mirage's share price and I was already comfortable with Mirage's earnings prospects. Steve then told me that although we might prevent Mirage's share price from falling even lower and give him a better opportunity to buy more, we're one of the few investors he'd like to have as a larger shareholder. Over the next few months, we bought a little more than half the shares we had hoped to acquire before Las Vegas' results dramatically improved in early 1999, Mirage's share price rallied about 65% and our window of opportunity closed.

Sotheby's share price last year was still about 40% below the peak prices it had reached in 1989. Although we had studied Sotheby's as securities analysts since the company's initial public offering in 1988, we had never purchased a single share until fall 1997. We had by then become convinced that art prices were cyclically low and that Sotheby's unit volumes were likely to continue to increase at least 10-12% per year (as they had for the past thirty years) and its profits grow at a somewhat greater rate. We also thought that Sotheby's real estate brokerage and other ancillary art businesses, e.g., Sotheby's lower priced arcade, art financing and insurance, offered good growth opportunities. And, that "web" auctions offered not just a potential threat, but a huge opportunity, and that while it might not yet be apparent to most, the company's chief executive officer, Dee Dee Brooks, "got it" and was working hard to figure out how Sotheby's could participate. When a large Sotheby's shareholder became disenchanted early last year with the pace of the company's internet and database marketing activities, we had the opportunity to purchase a four million share block at what we perceived a very favorable price. We first called the company's chairman, Alfred Taubman, and Dee Dee, and asked if they would mind if we bought the shares. Both Alfred and Dee Dee said they would be delighted to have us as an important shareholder and we did buy the shares...and a lot more afterwards. Although Alfred is Sotheby's controlling shareholder, he owns high voting shares, we are now Sotheby's largest shareholder. It had to be clear to anyone who spent time with Dee Dee and Alfred during the past several months that Dee Dee had developed an overwhelming interest in internet commerce, was working tirelessly to implement sothebys.com auctions this summer...and had Alfred's strong support. In addition, Sotheby's management is well incented, we think, with relatively large management shareholdings, closely aligning their executives' interests with our own. The market value of our investment in Sotheby's has about doubled after our purchases during the past year and a half.

Diversification. We believe in it...but we've also learned to hold on to our winners...for years...and years...and years...
even if they become a very large percentage of our assets...

Charles Schwab. Sotheby's. NTL. DeVry. Heftel. Dollar Tree. Robert Half. "How many people in the Forbes 400 got there by investing in a diversified portfolio of common stocks?" I ask my fellow Baron Capital employees when they tell me we should reduce our holdings, rebalance our portfolio, and sell shares in our best performing investments when there is no fundamental reason to do so except that their share prices have performed well.

We try to help the businesses of which we're part owners.

A recent Yahoo! chat room discussion, "The good and bad of Ron Baron," provided flattering and not so flattering commentary... "a brilliant stockpicker," "a shameless asset gatherer," etc. One comment, though, with which I could not be in more complete agreement, "surrounded by brilliant young analysts..." is, in my opinion, key. I have been a securities analyst since 1970. The nine analysts who work with me are a lot younger than I, but have, nevertheless, worked with me from just a few years to more than twenty years. My experience coupled with their youth, brains and energy, in my opinion, are a great combination. We have no interest or obvious skill in managing publicly owned businesses or in participation on their Boards of Directors; we have often been asked to do so, but have always declined. We are happy to provide analysis, however, or to act as a sounding board or to provide ideas or intelligence when asked. Sort of free investment banking/consulting opinions to the businesses of which we are part owners. We hope it helps them. These conversations certainly help us better understand the long term prospects for the businesses in which we have invested.


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INVESTMENT THEMES
(1) Data based marketing. Big brother is watching! When I was growing up in the 1950's and 1960's, science fiction movies often focused on government computers knowing all about their nation's citizens. The loss of privacy seemed scary. Well, that's already happened. "Big brother" and forward looking businesses are no longer just watching us, but think they will soon be able to predict our behavior through knowledge gleaned from relational databases. This is called "profiling." I call it "technical analysis of people" to put it in Wall Street parlance. "Off line" businesses with their millions of customers with credit and purchasing histories, e.g., department store retailers, car manufacturers, credit card companies, banks, and brokerage firms all have enormously valuable "hidden assets," their consumer databases, just waiting to be mined. What are the income and purchasing and demographic and psychographic characteristics of skiers at Vail and how can we find more like them who haven't visited


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yet? Who are the most likely purchasers of $500 to $2500 collectables and art through sothebys.com auctions and how do we make sure they know about the service? How can we make sure that all purchasers of new and preexisting homes know that Natuzzi makes the best value, highest quality, commercially available leather furniture? How can Charles Schwab determine when one of its $100,000 investment asset customers is likely to want to borrow $200,000 from a bank to finance a new home?...or buy insurance?...or, apply for a credit card? Schwab's opportunity?...to receive a bank customer referral fee, pure profit, that could nearly equal the annual revenues that client now produces for Schwab.

(2) Government healthcare reimbursement is about to increase. Recent "prospective pay" (PPS) Medicare reimbursement fees have been so sharply reduced that many providers dependent upon these payments, e.g., nursing homes and hospitals, have become financially imperiled. Congressional committees have recently recognized that PPS mandated cost reimbursements may have been reduced too much and are now considering greater funding for many healthcare services providers. At the same time, the population over age 85, prime users of many health services, is increasing three times as fast as younger Americans, creating some urgency for more generous reimbursement programs.

(3) Baby boomers are the United States' biggest and most prosperous population segment. As my friend Vail's Chairman Adam Aron never tires of telling me, not without a little self interest, "You're 55 years old. The number of people in this country who are 55 years old will increase by two thirds during the next ten years. Invest in what you enjoy. And, if you don't enjoy it, like golf, but all your friends do, you should invest in that, too."

(4) Education. It couldn't be more clear. In a knowledge and information based economy, education wins.

(5) Outsourcing services which aren't business core competency.

(6) Government deregulation.

(7) The Empire Strikes Back. We're interested in "off-line" bricks and mortar businesses, rich in current revenues, cash flow and assets, not just paper assets, and which are able to use the internet to operate their businesses more effectively, more cost efficiently, to create competitive advantage. Business opportunities ...not stock market opportunities...we're looking for companies that have the opportunity to use the internet to make a lot more money, not just opportunities to sell stock at inflated prices to unsuspecting investors. "Profiling," data based marketing, is only one example. We want the executives who run the businesses in which we are part owners to view the internet as not just an opportunity, but as a THREAT to their current businesses. See Intel Chairman Andy Grove's Only the Paranoid Survive. We want executives to "get it." See Microsoft Chairman Bill Gates' Business @ the Speed of Thought. Schwab, Sotheby's, Robert Half, as well as our private schools, healthcare and resorts businesses, forward thinking bricks and mortar enterprises all, have significant "web" business opportunities. These businesses are all now either developing or have already developed effective "web" business models...from positions of considerable strength. Schwab, the leading bricks and mortar discount broker, has led the charge to provide more financial services using the internet. Schwab conducts more web commerce daily than any other company, and stands on the brink of successfully challenging full service brokers, who still hold 75% of individual customer assets in the United States. Banking services and international opportunities loom for Schwab...with an internet backbone, of course.

(8) Communications. Driven by consumer and business demand for internet services, data transmission is doubling every three months! Data transmission, i.e. the internet, currently represents only about 2% of communications revenues. Long distance networks are under construction by 60 companies. When completed, these new, high capacity networks will provide 8000 times the capacity of the ATT network built during the past 100 years! Lots of bandwidth and falling long distance charges, we think, will force long distance charges from 10 cents per minute to 2 or 3 cents per minute in a few years, and make possible a panoply of new services. "Streaming, full-motion video," home appliance control, home security, utility metering, movies on demand and services we can't yet imagine will soon become viable.

When Thomas Edison invented electricity 100 years ago, conventional wisdom assumed electric home illumination would be accomplished with two light fixtures per home. The average home now has 25 light fixtures. Yet, lighting currently represents only about 14% of an average consumer's monthly electric bill. Refrigerators, televisions, toasters, ovens, microwaves, air conditioners, etc. comprise the rest.

Baron Funds has chosen to invest in businesses we think will be able to take advantage of the huge increase in long distance transmission capacity soon to be available. We have not invested in the long distance, "inter-latta" networks themselves due to our fear of competitive rate reductions. So far, avoiding those businesses has not been a good decision. The new communications networks' stocks have performed well. We have invested with good results, however, in the most obvious beneficiaries of the increase in intercity communications pipeline capacity, e.g., communications networks that provide "intra-latta" local, residential and business telephony, television and high speed internet access services. In addition to facing less competition, only a small percentage of a single network's capacity connected to the home, maybe 15%, will be used for the services described. Thus, just as electricity had significant opportunities beyond illumination, so will these broadband local communications networks have great opportunities for future revenue, and profit, growth as additional services are developed. NTL has an especially promising outlook since its newly built cable and telephony services are protected from direct competition in their U.K. licensed regions. Also of interest to us are communications towers, businesses that will benefit from the huge demand for wireless one rate services, services that now offer $.10 per minute anytime, anywhere calls, the prices of which, as we have already suggested, are likely to continue to dramatically fall.


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RECENT DEVELOPMENTS

Communications

As I noted in my introduction of George Blumenthal, Chairman of NTL, at last fall's seventh annual Baron Investment Conference, "You should invest in any business that my friend George operates...even before you research the business." 1999 has been a very competitive environment for telecom business acquisitions. Since the start of this year, nevertheless, NTL has acquired (1) the Australian National Transmission Network, the operator of 560 transmission towers in that country; (2) Diamond Cable, a competitive U.K. broadband cable television, telephony, internet service network; (3) Ireland Cablelink, a 360,000 customer cable network; and, (4) a portion of France Telecom's cable network. NTL was able to acquire these businesses at attractive prices since it is generally regarded as the preeminent operator of similar systems...and, it had the money and could act fast. NTL also began its interactive television service linking television and the internet. In addition, Microsoft invested $500 million in securities convertible into NTL common shares at $100 per NTL share. Most importantly, NTL has continued to achieve terrific operating results, with strong residential telephony, business telecom, cable television and internet customer additions. Whew! As of the date of this letter, NTL's shares have appreciated more than 70% this year, and about ten times since our original purchases seven years ago. Years ago, before we were diluted by subsequent NTL share offerings and acquisitions, Baron Funds was NTL's largest shareholder. Baron Funds remains a significant NTL shareholder.

On May 3, Cellular Communications of Puerto Rico, one of three cellular phone service providers on that island, and another of the businesses started and headed by George and his partner, Barclay Knapp, announced it would be acquired by SBC and Telephonos de Mexico at $29.50 per share. Baron Funds, the company's largest shareholder, has more than tripled its money in this investment during the past four years.

During February, CoreComm, the most recent George and Barclay startup telecom business, announced it had acquired USN, a bankrupt reseller of local telecom services in the midwestern United States. The $27 million cash and 350,000 CoreComm warrants USN purchase price could, if the acquired entity is successful and incentives are earned, reach $85 million. USN had invested more than $400 million in its business during the past two years. CoreComm also announced it would purchase, MegsINet, an internet service provider, for $16.75 million and 1.4 million CoreComm shares. CoreComm, a virtual telecom business, is taking advantage of recent legislation and court decisions requiring local phone companies to provide reseller access to homes at sharply lower costs.
With large network capacity increments by others scheduled to soon be operational, and broadband electronics prices falling, the cost to use networks will continue to fall. We think CoreComm's opportunity is to build a significant customer base by reselling value priced local telephone services and offer additional highly profitable services to those customers, e.g. internet access, call forwarding, long distance. If CoreComm can obtain 5-10% of the residential homes at attractive customer acquisition costs in 500,000 to 1.5 million population markets, the company could build its own switches...and, maybe even overlay its residential telephony service with broadband. Baron Funds, as the largest shareholder in Cellular Communications of P.R. when that company spun out CoreComm, also became the new company's largest shareholder. We added significantly to our CoreComm holdings during the past few months at an average cost of less than $10 per share, less than the amount of cash held by the business before it began to execute its business plan. CoreComm's shares have since about quadrupled in price.

Education

Year after year after year since we first invested in DeVry in 1990, the company has increased its earnings per share 25% per year. During the first few years, by improving its program each year and adding more students each year to its existing schools, increasing tuition modestly each year and paying down its debt using free cash flow. During the past several years, by improving its program each year and adding more students each year to its existing schools, increasing tuition modestly each year and opening more schools. Despite the currently tight labor market after the sustained nine year U.S. economic advance when, it seems, just about everyone can get a job, DeVry has continued to attract more students this year than last to its existing schools, and graduation rates have even slightly improved. And, of course, DeVry's earnings continue to increase about 25% year over year. We've earned about 15 times our initial investment since 1990.

Utilities

Southern Union offered to acquire Southwest Gas. Please see discussion on Gabelli Asset Management in Baron Growth Fund's shareholder letter for my comments on this offer. Baron Growth Fund is a shareholder of both Southern Union and Gabelli. Gabelli is Southwest Gas' largest shareholder.

Wholesale Trade

Pasqualle Natuzzi. Our firm's young jack-of-all-trades analyst, Andrew Peck, and I recently visited Pasqualle Natuzzi at the spring furniture show in High Point, North Carolina. We wanted to see Industrie Natuzzi's new furniture line and to try to gauge retailer demand for Natuzzi's leather chairs and sofas. We were anxious, as well, to see the company's newly introduced slipcover and fabric upholstered furniture. Natuzzi is the largest and most efficient manufacturer of leather covered furniture in the world, both under its own brand and that of leading department and chain stores. It makes about 25% of all leather couches sold in the United States, 5% of a much larger market in Europe. But slipcover couches? Natuzzi's $800 slipcover couches with fashionable and attractive $200 retail selling priced covers that can be easily changed appear to be upholstered. We couldn't tell the difference. Natuzzi has also begun to let consumers choose to have their furniture covered in either leather or design coordinated

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                       B A R O N    A S S E T    F U N D
--------------------------------------------------------------------------------

fabric...another good idea. Although leather furniture is a faster growing market segment, fabric covered chairs and couches are at least three times as big a business.

A few days later Pasqualle visited our office. "Your leather chairs are lovely, but you paid too much for them!" he told us. I began to question him about how he, as an individual growing up poor in southern Italy, could understand what furniture designs would appeal to consumers in New York, Beverly Hills and Paris. Pasqualle shrugged and launched into a wide-ranging and impassioned discussion about his family, his fellow townspeople and his business. He concluded in somewhat broken English, "You toucha my wife...I be very, very angry. Very angry. You toucha my company...there's the cemetery!" Now, that's the sort of CEO interest in a business that catches our attention!

--------------------------------------------------------------------------------
OTHER RECENT DEVELOPMENTS

www.baronfunds.com

Although we haven't exactly figured out yet how to provide our shareholders with special services from the businesses in which we're shareholders, please be patient. We hope it won't be too much longer. Our concept is relatively simple. If you owned a candy store, you wouldn't think of buying your candy or grocer-ies at your competitor's store across the street. In the same way, we hope you'll consider yourselves part owners of the businesses in which Baron Funds holds shares. The better the businesses of which we're part owners perform, the richer you'll become. When Vail and Beaver Creek have fewer skiers, great snow and great deals in January, you'll hear about it on our web site. When sothebys.com has acquired a special collection it will auction, you'll hear about it on our site. When Robert Half needs accountants or systems analysts in Dallas, you'll hear about it on our site. When Charles Schwab offers new banking or investment services to its clients, you'll hear about it on our site. When CoreComm offers new business and consumer communications services, you'll hear about it on our site. Of course, we will receive no compensation for doing so other than helping our businesses and you, our shareholders, the true owners of these businesses through your Baron Funds' shareholdings, prosper.

Baron Funds Eighth Annual Investment Conference. October 15. New York City.

The Eighth Annual Baron Investment Conference will take place Friday Morning, October 15, breakfast through lunch, at the Ballroom of The Grand Hyatt New
York Hotel in New York City. Please save the date. Our conference speakers, five chief executives of businesses in which Baron Funds is a shareholder, will be announced over the summer. Each executive will make a 30 minute presentation, often with slides, but on occasion, extemporaneously. Last year Polo Ralph Lauren's Chairman Ralph Lauren wowed the crowd with his off the cuff remarks and casual demeanor. The executives will then answer questions from our guests for 15 minutes. I will, as always, be the final speaker fol-lowing lunch. I will then try, with the help of our analysts, if needed, to answer any questions asked by you, our shareholder guests, until you tire of asking them. Before we invest in a business on behalf of our shareholders, we attempt to become as knowledgeable as possible about that business. Our due diligence, our "kick the tires" research, includes not just studying public financial information, but also meeting with company managements, both in our office and theirs. This is to judge for ourselves their ability, competency, honesty, integrity and business strategies. Our annual investment conferences give our shareholders the opportunity to "kick the tires" of your investment in Baron Funds. The First Annual Baron Investment Conference in 1992 had 80 guests...most of whom I had to ask as a personal favor to attend. Last year more than 1300 persons attended our meeting. Please RSVP at www.baronfunds.com or at 1-800-99-Baron or 212-583-2100 as soon as possible if you intend to be here so we can be certain you will be accommodated. If you have any further questions or if you'd like help or suggestions regarding hotel reservations, please e-mail, call or write us. We hope we'll see you this fall. There will be no charge to take part, of course.

BaronMail; e-mail service from Baron Funds.

Please register your e-mail address with Baron Funds at mail@baronfunds.com so we can communicate via e-mail relevant investment information about your investment. We welcome your comments on how we may better serve you.

Thank you for investing in Baron Asset Fund

We recognize it cannot be an easy decision for most individuals when you choose to invest in stocks through mutual funds. Your decision must be especially difficult when you must consider how to invest hard earned savings to fund your children's education, a new home or your retirement. Your task has become even more daunting in recent years since there are now more mutual funds than there are stocks...and widely published and well respected advice is often conflicting.
We hope our quarterly shareholder letters, interviews in the press, investment advisor conference calls and annual investment conferences have made it easier for you to decide if Baron Asset Fund is an appropriate investment for you and your family.

We want to thank you for joining us as fellow shareholders of Baron Asset Fund. We will continue to work hard to justify your confidence. Again, thank you.

Sincerely,



/s/ Ronald Baron
-----------------
Ronald Baron
Chairman and CEO
May 24, 1999

REGISTERED
[LOGO]
BARON
FUNDS


             BARON GROWTH
             FUND
2
             [Formerly Baron Growth & Income Fund]


PERFORMANCE.........................................................8

PORTFOLIO HOLDINGS..................................................9

OTHER DEVELOPMENTS.................................................12








www.baronfunds.com
767 Fifth Avenue
NY, NY 10153
212-583-2100
1-800-99-BARON

 BARON GROWTH FUND


QUARTERLY REPORT                                                MARCH 31, 1999


Dear Baron Growth Fund
Shareholder:
--------------------------------------------------------------------------------
PERFORMANCE

Baron Growth Fund outperformed the S&P 500 and significantly outperformed the Russell 2000, an index of small cap companies during the March 31, 1999 quarter. The Fund's strong performance was a continuation of its strong performance since the October 8th lows of last year. The Fund also outperformed both indexes in the fourth quarter of 1998 and has continued to outperform through May 24, the date of this letter.

The stellar performance of large cap stocks relative to small cap stocks continued during the March quarter. The S&P 500 beat the Russell 2000 by over ten percentage points. The smaller a company, it seems, the more attractively it is priced.

Baron Growth Fund has established a strong record in the almost five years since its inception in January 1995. The Fund has nearly kept pace with the S&P 500 although it invests principally in currently out of favor, smaller companies. It has beaten the Russell 2000 by more than 2.5 times since its inception.

Although we believe that small caps are cheap and will likely soon outperform larger companies, the Fund's performance is not dependent on a change in market sentiment. As we have since the Fund's inception, we invest in businesses which we think can double in size over four to five years...and then double again. With our long term investment horizon and the low turnover of the Fund, we believe that the growth of the businesses in which we invest will drive our returns...if we invest at attractive prices.

                                    [GRAPH]


-----------------------     -----------------------      -----------------------
PERFORMANCE                 PERFORMANCE                  PERFORMANCE
FOR THE 3 MONTHS ENDED      SINCE INCEPTION              FOR THE 12 MONTHS ENDED
MARCH 31, 1999              JANUARY 3, 1995 THROUGH      MARCH 31, 1999
                            MARCH 31, 1999


BARON GROWTH FUND  7.6%     BARON GROWTH FUND  175%      BARON GROWTH FUND -1.8%
S&P 500*           4.9%     S&P 500*           204%      S&P 500*          18.4%
RUSSELL 2000*     -5.4%     RUSSELL 2000*       69%      RUSSELL 2000*    -16.3%


-----------------------     -----------------------      -----------------------
* THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES, THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

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                      B A R O N    G R O W T H    F U N D
--------------------------------------------------------------------------------

Our philosophy contrasts sharply with many small cap funds that have high portfolio turnover. These trading oriented small cap funds expect to sell stocks for a profit soon after purchasing them, a "greater fool" theory of investing. The volatility of the small cap market affects their ability to do so. We believe Baron Growth Fund is well positioned to achieve its financial objectives, a doubling of the Fund's net asset value every three to five years, in both good small cap markets and bad ones. Of course, there can be no guarantee we will be able to achieve our objectives.

We love the phrase "smallification" coined by Acorn Fund's President, Ralph Wanger. Baron Growth Fund's "smallification" program, similar to Ralph's, is intended to take our Fund where the values are...even deeper into the vast small cap stock wasteland. Although Charles Schwab remains the Fund's largest holding and its strong appreciation has contributed importantly to the Fund's recent results, we reduced the Fund's Schwab investment by half, despite our optimism about the company's prospects for the next decade. Please see the discussion in the Baron Asset Fund letter. The Schwab sales and subsequent reinvestment of proceeds in smaller companies were part of Baron Growth Fund's "smallification" program.

--------------------------------------------------------------------------------
PORTFOLIO HOLDINGS

The difficult market for "small cap" stocks during the past several months has allowed Baron Growth Fund to make several strategic investments in smaller businesses at what we believe to be opportunistic prices. Gabelli Asset Management's shares were purchased for about 15% less than their February 1999 initial public offering price when a complicated capital structure, an underwriter change, a little negative publicity and lack of institutional interest allowed its stock price to fall. During the past few months, Baron Growth Fund bought shares in Aurora Foods more than 20% below its June 1998 initial public offering price. When a few large institutional shareholders decided to sell the millions of shares they had purchased on the Aurora Food's initial public offering...in just three days in the midst of last fall's financial panic...Aurora's share price fell, has still not recovered and provided us with opportunity. Baron Growth Fund purchased shares in Radio One, a radio station group targeted at African-Americans, both on its initial public offering and at higher prices in aftermarket transactions. This investment idea was brought to our attention by Ed Christian, Chairman of Saga Communications, a radio business in which Baron Funds is the major shareholder. Radio One purchases radio stations that are not doing especially well and attempts to "turn them around" by changing their format to one attractive to Radio One's African-American listeners. Since a number of acquisitions had not yet closed and several had not yet been owned long enough for Radio One's management to impact their results, its shares did not appear "cheap" on current results and offered us opportunity. Electric Lightwave, a competitive local exchange carrier (CLEC) sells at a substantial discount to similar businesses not as well situated. Matt Ervin believes this is because it is controlled by Leonard Tow and Citizens Utilities. Leonard Tow has made us a lot of money, we like and trust him and, in fact, Baron Asset Fund is a shareholder of Citizens Utilities. Accordingly, we were undeterred and purchased Electric Lightwave at attractive prices when we had the opportunity to do so.

Communications

Electric Lightwave. Note written by Matt Ervin, Vice President and Co-Portfolio Manager of Baron Growth Fund.

In the world of telecommunications, the ability to provide affordable broadband services all the way to the customer's doorstep is still a rarely accomplished feat. Electric Lightwave is building a robust and valuable telecom plant to provide such services to businesses in key Western cities. The Telecom Act of 1996 opened the door for the launch of the CLEC industry, an acronym that stands for Competitive Local Exchange Carrier. The CLECs have regulatory approval to target the $100 billion annual revenues controlled by the Bell companies, BellAtlantic, USWest, et al. Electric Lightwave competes against legacy provider USWest but Electric Lightwave has the latest fiber technology, advanced telecommunications switches, and therefore potential broadband connections to the internet at prices that USWest cannot touch. The company jumped ahead of other telecom upstarts in cities such as Seattle, Portland, Salt Lake City, and Phoenix. Thus far, Electric Lightwave has installed almost $600 million of fiber-based plant and has captured roughly 50% marketshare among all the CLECs in Seattle and Portland. Building a fiber network may be harder in the future than it has been in the past. Just as localities are resisting the construction of more cellular towers, so too are they likely to resist continual digging up of streets necessary to install new telecommunication infrastructure. Those with plant in the ground or secure rights-of-way have an important competitive advantage.

For Electric Lightwave, the future opportunity dwarfs current revenues. CLECs nationwide have only 6% share of business telecom revenue while old-line Regional Bell Operating companies (RBOCs) still have 94% share within their operating territories. In Seattle, for example, Electric Lightwave has aspirations for 20% marketshare within 5 years, up from about 4% today. And we believe that at the same time the CLEC industry is likely to consolidate. The most sought-after companies in the industry should be those with deep local networks and strong local teams for sales and service. For Electric Lightwave, with the right assets and building the right team, we foresee two possible outcomes. (1) The company merges at a premium valuation with the likes of an AmeriTech, ATT, another CLEC, etc. Any consolidator with nationwide ambitions must have a network in the cities that Electric Lightwave serves. If the company continues to be the market-leading CLEC within those cities, its management has firm negotiating leverage in any merger. (2) The company

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                      B A R O N    G R O W T H    F U N D
--------------------------------------------------------------------------------

remains independent and executes on its strategy of gaining roughly 20% share of the business market in each of its target cities. That would yield a business generating roughly $1 billion annual revenue and $400M of cash flow, hopefully in five years. Of course more capital must be employed to achieve that goal. The company could then have debt of about $1 billion and nearly 60 million shares outstanding. And, Electric Lightwave would still be well positioned for further growth. The fiber plant being built has such tremendous capacity that it would still be significantly underutilized. Investors could value its still-growing cash flow at least 8-10x, providing strong potential upside. Another valuation metric is the ratio of enterprise value to plant in the ground. Electric Lightwave sells for roughly 1.5X plant versus an average for the industry of around 3X plant.

We bought shares at attractive prices as investors worried about several issues. Revenues have not developed at the pace expected. The company has been hampered by a lack of cooperation from USWest. CLECs need cooperation from the incumbent Bell company in order to switch new customers from the Bell network to the CLEC network. Not surprisingly, the Bell companies have been somewhat lackadaisical in this process. Electric Lightwave takes business customers primarily from US West, notorious for its intransigence in letting customers off of its network. Eventually US West must yield to the pro-competitive stance of the FCC and Congress. To speed the process, Electric Lightwave has filed an anti-trust case against USWest. Leonard Tow, chairman of Electric Lightwave, notes that USWest has one of the most interesting defenses he has ever seen:
"Their defense is that they are incompetent." If that defense holds, perhaps Electric Lightwave can convince 20% of the marketplace that they are the better telecom provider.

Another reason for the low prices of this stock may be that the majority of shares are owned by Citizens Utilities and controlled by its Chairman, Leonard Tow. Tow has doggedly built several other billion dollar enterprises through years of patient work. The stocks of fledgling telecom companies often trade based upon take-out value. Wall Street's perception seems to be that Tow is not a seller, that he will continue to be a patient builder and not a man to build quickly and flip the assets to the highest bidder. While Tow is certainly focused on long-term shareholder value, he also recently sold two companies under his control: Centennial Cellular was sold to Welsh Carson for cash and Century Communications to Adelphia for stock. We were large investors in both of these success stories, and at all times were confident Tow would maximize shareholder value at the appropriate time. Electric Lightwave, in the meantime, gets some big benefits from its controlling shareholder; Electric Lightwave borrows at very attractive rates because Citizens has backstopped a $400 million credit line.

Finance and Investments

Gabelli Asset Management

Mario Gabelli and I have been good friends since the early 1970's when we were both young (at least I still look young) and trying to establish ourselves as securities analysts. In fact, when we started our separate businesses, we briefly considered joining forces...until, that is, Mario pointed out that the combination, Baron and Gabelli, shortened to its logical acronym, was "BAG." We were both certain that acronym would quickly become, in Wall Street parlance, "Bag 'em." Now, that just wouldn't do.

Anyway, when Mario decided to become a publicly owned business, there could be few businesses whose prospects, opportunities and risks that I, as the owner of a similar business, understood better. Mario's management company has several unique and very valuable "franchise" funds, e.g. Gabelli Growth, Gabelli Value, Gabelli Asset and Gabelli Equity Trust, sort of the "franchise players" on his team. His firm's high net worth individual account management business is also very attractive. Gabelli's "franchise" funds have performed especially well during the past two years as their long time cable television and media investments have attracted greater interest. That should give his firm the opportunity to continue to improve its distribution, attract more assets to manage and grow earnings at least 15% per year. Selling at 12X estimated 1999 earnings in a 30X market for 7% growth large businesses, Gabelli Asset Management is attractively valued. In addition, the firm is valued at 3% of assets under management and 3X revenues, a significant discount to other publicly held investment managers. Gabelli could earn about $1.30 per share this year before non-recurring charges. Baron Growth Fund has recently purchased 299,000 shares of Gabelli Asset Management Company for an average cost of $14.84 per share.

In re: Gabelli Asset Management Company's role in the "menage atrois" between Southern Union, Southwest Gas and Oneok.

Mario's principal asset, in our opinion, is his reputation, well deserved, as a great stockpicker, a money maker, as well as a highly regarded investment analyst with a keen understanding of business "private market" values, strategic values, if that business were acquired. Mario has also become a highly visible and important value investor who speaks out for the rights of his mutual funds' shareholders. And, who better to do that than an investor who understands the value of businesses and whether or not they are being well run? Mario has moved more in that direction with his annual "Hall of Shame" awards to the most egregiously incompetent, or worse, managers.

--------------------------------------------------------------------------------
                      B A R O N    G R O W T H    F U N D
--------------------------------------------------------------------------------

Baron Funds attempts to invest only in very attractive, fast growing businesses operated by executives we like, respect and admire...and in whom we have confidence will manage these businesses well. Mario, on the other hand, often invests in valuable businesses which are poorly run with the hope that others will recognize these gems and try to buy the businesses "lock, stock and barrel" at his estimate of private market value. His other hope? That shareholders and directors of these underperforming businesses will awaken and "kick the bums out" realizing shareholder value.

Baron Funds is one of the largest shareholders in Southern Union, a well managed, rapidly expanding retail gas utility that has offered to purchase Southwest Gas for $33.50 per share in cash. Gabelli Funds is the largest shareholder in Southwest Gas. Oneok has also offered to acquire Southwest Gas but, for only $30 per share in cash. Southwest Gas' executives are small shareholders in their business, prefer to be acquired by Oneok and, alas, have chosen that offer instead of the higher per share cash offer made by Southern Union. Oneok's chief executive has reportedly bragged to analysts that he "stole the company (Southwest Gas)."

There are some very interesting questions that must be answered, probably in court, but hopefully by reasonable explanation before then, prior to the acquisition of Southwest Gas by Oneok. How can a $30 cash offer to acquire Southwest Gas proffered by Oneok be superior to the $33.50 per share cash offered by Southern Union? Why was Merrill Lynch fired as an advisor to Southwest Gas when they apparently opined that Southern Union's offer was fully funded? (George Lindemann, Southern Union's chairman and a Forbes Four Hundred member, has offered to purchase at least half any new Southern Union equity, if needed. His directors and other large shareholders, including Baron Funds, would also purchase additional shares. And, Donaldson Lufkin Jenrette stands ready to lend whatever additional capital may be required.) Did Southwest Gas bargain in good faith with Southern Union when Southern Union was provided information in return for a standstill, or did Southwest's management always intend to sell to Oneok? And, finally, one of the operating questions that has always puzzled me, why is it nearly twice as expensive to obtain customers and bury pipe in the Nevada desert as under the streets of Kansas City? The last, of course, could offer Southwest Gas' new owner good opportunity to lower customer acquisition costs.

Mario, as a 9.9% shareholder in Southwest Gas, has the power to impede that company's acquisition by Oneok if it is not, in his opinion, in the best interests of his funds' shareholders. Stick up for your clients' rights, Mario. Go for it!

Foods

Aurora Foods is a leading independent producer and marketer of premium branded grocery products. Included in the company's array of eight branded products are Duncan Hines cake-mixes, Log Cabin and Mrs. Butterworth syrups, Van de Kamp's and Mrs. Paul's frozen seafood, Aunt Jemima frozen breakfasts, and Celeste frozen pizza. Each represents annual sales in excess of $100 million. The average age of the seven listed brands is 70 years. The only exception to Aurora's $100 million annual revenues per brand rule is the recently acquired skillet meal, home meal replacement ("HMR") brand, Chef's Choice. Chef's Choice, a mixture of chicken, meat or shrimp with vegetables and sauce, all packaged separately to be cooked in a skillet, is only a few years old. It is the only HMR skillet brand sold in the meat and fish departments of supermarkets. We think this provides an important advantage over its larger competitor, Birdseye, which is sold as just another SKU in the frozen food case. Chef's Choice could increase its sales nearly 40% this year to $80 million; $200 million per year in a few years is not out of the question. In December, Chef's Choice had only achieved 50% national distribution; its target this year, 75%. Aurora Foods' 1999 total sales could approximate $1.05 billion.


Aurora Foods is the creation of Ian Wilson, a former Coca Cola vice chairman, who for the past fifteen years has earned his living buying, fixing and selling food businesses. Aurora's focus is to purchase from large food companies "orphaned" brands, brands considered "mature" by their large consumer products or food company parents. These brands have, as a result, received little senior management attention for years. Unlike internet land when it's good to have inexperienced young tigers running businesses, in food companies that's demonstrably not the case. Aurora has been able to boost sales of acquired brands significantly and to lower operating costs at the same time. Marketing strategies have been revamped, corporate overhead per brand sharply reduced and manufacturing costs trimmed by better utilizing existing manufacturing facilities or copacking with another manufacturer. Manufacturing and overhead cost savings have been reinvested in brand marketing to drive growth. Aurora budgets 30% of annual revenues as marketing expense for its brands. The food industry, by comparison, spends 22.5% of sales on marketing, about what had been spent by Aurora's brands' former parents. Aurora has also been able to boost annual sales 2-3% per year by increasing lower gross margin, lower ad supported and equally profitable sales through the club distribution channel, i.e. Sam's, Costco and B.J.'s. With its strong 18% EBITDA margin, and $37 million per year, tax deductible, non-cash, goodwill charges, Aurora expects to increase its revenues, before any acquisitions, 8-10% per year for the next few years. This is lightning fast by the food industry's 3% annual growth standard. Due to the leverage of interest expense and amortization charges, earnings per share could grow 30-40% per year. Aurora could earn $.88 per share in 1999, $1.20 in 2000. Baron Growth Fund purchased 320,000 shares of Aurora Foods for about $16.35 per share.

--------------------------------------------------------------------------------
                      B A R O N    G R O W T H    F U N D
--------------------------------------------------------------------------------

Media and Communications

RadioOne. Note written by Matt Ervin, Vice President and Co-Portfolio Manager, Baron Growth Fund.

RadioOne is the leading radio company in the United States that targets exclusively the African-American population. Led by CEO Alfred Liggins and chairperson/founder Catherine Hughes, RadioOne has established an enviable record of operational performance and acquisitions since the company's founding in 1980. Radio industry consolidation continues to result in benefits for all broadcasters, and RadioOne has taken noteworthy advantage. In 1998, RadioOne was able to boost revenue growth an astounding 28%, and cash flow from their average station 43%. Improved advertising rates and increased advertiser interest in radio has come in the wake of radio industry consolidation. The company saw big benefits from several years of work to turnaround stations which, when acquired, were poorly managed. Although the eye-popping growth rates of last year should moderate in the short term, the underpinnings for long-term success are in place. CEO Alfred Liggins notes his advantages versus other large broadcasters: "We are from the African-American community so we understand it better," a claim that no other CEO of a public radio company can make. When creating promotions, RadioOne stations often touch listeners in a unique way, using approaches that may be less obvious to a general market broadcaster. For example, sickle cell anemia is much more common in the African-American community than in the population at large, and the difficulty of arranging bone-marrow transplants has become a heartfelt issue for many. "We have geared promotions to raise awareness of this issue, get people registered as potential donors, and this in turn augments the importance of our station in the minds of our audience." Alfred has established numerous other services to his community performed by Radio One stations that must certainly build both audience and loyalty.

RadioOne's stations now dominate the urban scene in Washington and Baltimore, and the company has recently expanded into 8 of the top 20 African-American markets. With the expanded station base, free cash flow from existing stations could grow from $17 million to $65-$70 million over 5-6 years. Prevailing demographic trends put the wind at their backs. The African-America population continues to grow faster than average, with above average per capita economic growth as the gap in earning power between White America and Black America slowly closes. Of potential significance, RadioOne is currently the best financed company focusing on the urban programming niche and so could be in the driver's seat if there arises a profitable opportunity to further consolidate this segment of the industry.

--------------------------------------------------------------------------------
OTHER DEVELOPMENTS

Shareholders approve change in Fund's investment objective; name changed to Baron Growth Fund.

On May 19, 1999 shareholders of Baron Growth & Income Fund voted to change the Fund's investment objective to capital appreciation, eliminating income as a secondary objective. The Fund's Board immediately thereafter changed the name of the Fund to Baron Growth Fund.

Baron Growth Fund to focus on smaller companies; median market cap $1billion and falling.

The Fund has invested all of its net flows this year in smaller businesses. The Fund's median market cap is now below $1 billion and falling, compared to its March 31, 1999 median market cap of $1.8 billion. The repositioning of the Fund includes lowering its concentration and adding new investments.

Thank you for investing in Baron Growth Fund

We recognize it cannot be an easy decision for most individuals when you choose to invest in stocks through mutual funds. Your decision must be especially difficult when you must consider how to invest hard earned savings to fund your children's education, a new home or your retirement. Your task has become even more daunting in recent years since there are now more mutual funds than there are stocks...and widely published and well respected advice is often conflicting.

We hope our quarterly shareholder letters, interviews in the press, investment advisor conference calls and annual investment conferences have made it easier for you to decide if Baron Asset Fund is an appropriate investment for you and your family.

We want to thank you for joining us as fellow shareholders of Baron Asset Fund. We will continue to work hard to justify your confidence. Again, thank you.


Sincerely,


/s/ Ronald Baron             /s/ Matt Ervin                /s/ Mitch Rubin
--------------------         --------------------          --------------------
Ronald Baron                 Matt Ervin                    Mitch Rubin
Chairman & CEO               Vice President                Vice President
May 24, 1999                 & Co-Portfolio                & Co-Portfolio
                             Manager                       Manager

        ---------------------------------------------------------------------
        REGISTERED
        [LOGO]
        BARON
        FUNDS


        3 BARON SMALL
          CAP FUND
        ---------------------------------------------------------------------

        PERFORMANCE........................................................13

        PORTFOLIO
        COMPOSITION........................................................13

        RECENT EVENTS......................................................14

        NEW POSITIONS......................................................15





        www.baronfunds.com
        767 Fifth Avenue
        NY, NY 10153
        212-583-2100
        1-800-99-BARON

--------------------------------------------------------------------------------
                              BARON SMALL CAP FUND
--------------------------------------------------------------------------------


QUARTERLY REPORT                                       MARCH 31, 1999

Dear Baron Small Cap
Fund Shareholder:
--------------------------------------------------------------------------------
PERFORMANCE

Baron Small Cap Fund performed well in the March quarter. The Fund gained 12.8% in the March quarter and outperformed the Russell (-5.4%) and the S&P 500 (+4.9%). Our best performing stocks were our communications and media holdings, especially United International Holdings, Century Communications, and CoreComm. We also had good gains in Four Seasons, Premier Parks, and Kenneth Cole Productions. Later, we will discuss more fully the corporate events and industry changes that affected our performance, along with an in-depth discussion of a significant position, as is our practice in these letters.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION

At the end of March, Baron Small Cap Fund had net assets of $522M and owned 42 stocks.

The top ten stocks accounted for 51% of assets and the top 15 were 65%. Investments in the four industry groups: communications, media and entertainment, amusements and recreations and business services were 48% of assets. This illustrates our stated practice of running a concentrated portfolio -- few positions, the best ideas accounting for a large percentage of the investments, and a focus on dynamic industries where special companies can excel and we can prosper as investors.

The turnover in the portfolio is modest, since we seek to find companies that we can invest in for the long term and make strong, compounding and tax-free returns. But we are constantly tweaking the portfolio, trying to find new ideas and replace positions which we feel are the weakest and to take advantage of price declines in our existing investments to increase our positions.

In this quarter, we significantly increased our positions in Jeffries Group (a broker that is cleaving itself into two entities) during a period when the market was weak, Province Healthcare (an operator of rural hospitals),


                                    [GRAPH]

--------------------------  -----------------------   --------------------------
PERFORMANCE                 PERFORMANCE               PERFORMANCE
FOR THE 3 MONTHS ENDED      SINCE INCEPTION           FOR 12 THE MONTHS ENDED
MARCH 31, 1999              OCTOBER 1, 1998 THROUGH   MARCH 31, 1999
                            MARCH 31, 1999


BARON SC FUND        12.8%  BARON SC FUND      18.9%  BARON SC FUND         0.4%
S&P 500*              4.9%  S&P 500*           38.9%  S&P 500*             18.4%
RUSSELL 2000*        -5.4%  RUSSELL 2000*     -10.9%  RUSSELL 2000*       -16.3%
--------------------------  -----------------------   --------------------------
* THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES, THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

--------------------------------------------------------------------------------
                B A R O N      S M A L L      C A P      F U N D
--------------------------------------------------------------------------------

when fears of unfavorable changes in government reimbursement overly depressed the stock and Electric Lightwave (a competitive local telephone operator) when its strong quarterly results were misinterpreted by the market. We increased our positions in Career Education and Central Parking as our enthusiasm for their prospects grew. We started new positions in three new public companies:
Entercom Communications (a radio operator), Gabelli Asset Management (a money manager), and Corporate Executive Board (a consulting company). We sold out of four investments: Dispatch Management, US Office Products, Amphenol and Clear Channel.


--------------------------------------------------------------------------------
RECENT EVENTS

It was an eventful period for our portfolio companies so I thought we'd discuss some of the company specific and industry developments that are driving the stock performance.

As we have mentioned, the cable television industry is undergoing a resurgence as plant is upgraded to allow three services, entertainment, telephony and internet, to be offered over a common platform. This calendar 1999 has been a period where demand for the new services has been confirmed to be beyond original expectations, and a year of dramatic consolidation in the domestic market in order to create greater economies of scale. AT&T completed its purchase of TCI and announced the acquisition of MediaOne. AT&T is paying 25X 1999 cash flow and almost $4000 a subscriber for Media One, yet they still feel they can earn over a 30% return on the purchase because of the growth in cash flow to come. We own Century Communications, which traded at less than a 10 multiple of cash flow when we acquired our position. Century put itself up for sale this spring and announced in March that it will be sold to Adelphia Communications for 16X cash flow, or about $3600 a subscriber. Over three quarters of the consideration in the transaction is stock of Adelphia. Adelphia, with Century and other acquisitions, now has 5M subscribers, a terrific record as a basic cable operator and much success in its initial digital rollout. Our Century stock has appreciated 4 times since our purchase 18 months ago. Century's Chairman, Leonard Tow, has indicated that there is more upside since he orchestrated the deal to be mostly for stock and we have decided to ride on with him.

United International Holdings (UIH), is our international play in the same theme. We believe that over time European cable subscribers will prove to be as valuable as American subscribers, because the opportunities for greater telephony penetration and cash flow outweigh the lower starting point in analog cable cash flow. UIH now owns 3M subscribers in Europe, as well as assets in other parts of the world. In this last period, they raised $1.2B in UPC (the European subsidiary) to purchase 500T new subscribers, delever, enable the company to rapidly rollout out new services and buy additional operators. UPC's offering valued the European company at about $1300 a subscriber. The stock has since doubled, but the valuation is still modest compared to U.S. standards. Management is hard at work attempting to buy additional subscribers with borrowed money at a fraction of their ultimate value and develop its internet backbone service "Chello", which could be incredibly valuable in its own right. CoreComm was created as a spinoff from Cellular Communications of Puerto Rico last fall. On the spin, the company had $13 per share in assets, mostly cash, an unstated business plan, but an exceptional management team led by George Blumenthal and Barclay Knapp. We purchased our position at around $11 per share when the market was soft, because of our prior success investing with these managers in Cellular Communications, NTL, and Cellular Communications International. This quarter, they unveiled their plan for the company, which is to exploit the convergence of the telecommunications and information services industries through a "Smart LEC" strategy. CoreComm will offer consumers a one-stop shopping experience for bundled voice and internet services using its own facilities and leasing arrangements with other telecom network operators. The company plans to create a "virtual AT&T" without the expense of owning all of the network. Management's prior experience in building businesses and their innovation in marketing telecommunication services has us and the market excited about the prospects for the venture. The stock is up 3.5x from our initial purchase.

Last fall, the stocks of lodging companies were under heavy pressure because of fears that the stock market decline would affect travel. Four Seasons' stock, one of our large holdings, took an additional hit for its Asian exposure, since about a quarter of its cash flow is generated from management of hotels in this region. We increased our position because we found the valuation to be compelling and we thought that softness in results would be temporary. We were very excited about the Company's development pipeline and thought the tougher conditions would help us secure additional management contracts. Four Seasons reported strong results for the March quarter, earnings are up 30% and a U.S. and European RevPar gain of 4%. The development pipeline is intact and recently an important Four Seasons opened up strongly in Las Vegas. The company expects to add 18 hotels to its base of 41 over the next three years. Four Seasons won a new contract in London, where it converted an independently flagged hotel to a Four Seasons.

Premier Parks completed a $250M capital expenditure program during the first quarter. Four previously owned regional parks were re-branded Six Flags and big complements of rides and attractions were added to other parks as well. So far the buzz is terrific. Season pass sales are up considerably and early season attendance is very strong. The company also announced some significant acquisitions, which is an important driver of value. Premier acquired free standing water parks in Atlanta and Houston, and a large park in Mexico City called Reino Aventura. We are particularly excited about the latter. Not only is it indicative of the Company's intent to build a global company, but also the economics of the deal are exciting. Premier is paying $59M to

--------------------------------------------------------------------------------
                B A R O N      S M A L L      C A P      F U N D
--------------------------------------------------------------------------------

acquire Reino Aventura and over the next two years plans to invest an additional $40M to enhance the park and re-brand it Six Flags. The capital upgrades will be funded from the park's operations. Premier hopes the park, which is now doing $7M in cash flow, can do $25M in cash flow in time. We would value this at $300M, substantially above the purchase price and incremental investment.

Kenneth Cole Productions did much in this period to fulfill its desire to become the next fashion mega brand. Its licensed mens sportswear line has been very well received and a jeanswear line has also been launched. The Company opened three large retail stores in the Christmas time period; each was five times the size of previous openings. These stores, in New York City, San Francisco and Chicago are doing big volumes and the rest of the retail chain is seeing comparable store gains of over 20% for the last six months as all the newly licensed merchandise flows through the stores. The present success bodes well for additional undertakings to come: the continued aggressive rollout of retail space and new licenses for women's sportswear, fragrance and home.


--------------------------------------------------------------------------------
NEW POSITIONS

Baron Small Cap Fund has a significant position in Career Education Corportion
(CEC). CEC is a unique company in a great business run by a terrific management team, that through multiple avenues of growth could be a substantially larger company than it presently is.

CEC is one of the largest providers of private, for-profit, post secondary education in North America. The company was founded in 1994 by Jack Larson, who had over 20 years of experience managing schools and education companies. The post secondary education business is compelling because, as operated by CEC, it is a win-win-win scenario. Students pay, on average, $10,000 for a one year program to earn a degree in one of four highly valuable skills: information technology, visual communications and design, business studies and culinary arts. Employers are paying $30,000-$50,000 for CEC's graduates, so the students are getting a great return on their investment. Placement rates are over 90%, so there is obvious demand for the students. CEC has a highly profitable business model, making its shareholders, the third constituent, a winner too.

Since its launch, CEC has acquired 13 schools, with 22 campuses. The schools are local "schools of excellence", with long operating histories and recognized educational excellence. But unlike a more traditional rollup, CEC's primary focus is on internal growth of the acquired schools. First, CEC implements its systems and procedures and makes substantial investments in people (recruiting, retention, and placement officers), facilities and classroom technologies to prepare the school for growth. Internal growth is achieved by tailored marketing programs to recruit additional students from high schools and from out of state, by re-pricing existing curricula and, most importantly, by adding additional curricula through selectively duplicating programs that have been successful at other CEC schools. For instance, CEC introduced information technology programs at its Gibbs Schools in 1998 and started a culinary program at Brown Institute. The results have been dramatic. In 1998, CEC schools had same store population growth of 20%, revenue growth of 28% and cash flow growth of 58%.

CEC acquired the Al Collins Graphic Design School in 1994 for $3M. Since the acquisition CEC has added two new programs, PC/LAN and animation. Attendance has grown from 450 to 1100 students, revenue from $4.7M to $12.1M and cash flow now is over $3M. Brown Institute was acquired in 1995 for $3.5M. Its enrollment has doubled, its revenues have gone from $8.4M to $15.7M and its cash flow was $3.5M in 1998. Katherine Gibbs had seven campuses when acquired by CEC in mid-1997 for $26M, and focused mostly on secretarial programs for women. In the first 18 months of ownership, they have added new curricula and have marketed to men, driving attendance growth of 40% and revenues from $31M to $44M. We anticipate that after three years the Gibbs Schools could be doing between $15-20M of cash flow, up from the $3M they were doing when acquired. Since these schools are real franchises with strong growth rates, we feel they are worth high multiples of earnings (or cash flow), yet because of the internal growth the cost to CEC's shareholders is only 1 to 3x earnings, three years out. Pretty outstanding.

CEC plans to do 8-9 curricula cross polinations in 1999 and each year thereafter, which along with the maturation of the existing startup programs will fuel strong internal growth. In addition, CEC seeks to make additional acquisitions, and so far in 1999 has acquired three schools with four campuses. Also, CEC will be offering its programs over the internet this fall (distance learning) and will open its first greenfield-developed schools next year.

Wall Street expects CEC to grow its earnings 40% in 1999 and 25% in 2000. We expect even stronger results and believe that 30%+ growth is sustainable into the foreseeable future. Reported earnings actually greatly underestimate actual cash earnings because goodwill amortization from the school acquisitions penalizes the estimates by $.40 in 1999 and $.30 in 2000. We feel the Company could earn over $2.00 in cash earnings in 2000 and sell for over $60 per share with significant upside from there.


Thank You

Thank you, my fellow shareholders in Baron Small Cap Fund. We appreciate your support and hope these letters give you more insight into how we are thinking and what's going on with our portfolio companies.

Sincerely,


/s/ Cliff Greenberg
--------------------
Cliff Greenberg

--------------------------------------------------------------------------------
                            B A R O N      F U N D S
--------------------------------------------------------------------------------

Table I
--------------------------------------------------------------------------------
Portfolio Market Capitalization (Unaudited)
--------------------------------------------------------------------------------

The Funds invest primarily in small and medium sized companies. Table I ranks the Funds' investments by market capitalization and displays the percentage of the Funds' portfolios invested in each market capitalization category. At times the Funds invest in companies with market capitalizations greater than $5 billion. These larger cap companies have increased in value since the Funds first invested in them and still offer attractive opportunities for further appreciation.

--------------------------------------------------------------------------------
Baron Asset Fund
--------------------------------------------------------------------------------

                                                Equity
                                              Market Cap          % of
Company                                      (in millions)     Net Assets
-------------------------------------------  -------------   -------------
                              Large Capitalization
------------------------------------------------------------------------------
Charles Schwab Corp. ......................  $39,061           19.6%
NTL, Inc. .................................    5,965            4.0
Outdoor Systems, Inc. .....................    5,534            0.6
                                                               ----
                                                               24.2%
                             Medium Capitalization
------------------------------------------------------------------------------
Univision Communications, Inc. Class A       $ 4,316            1.1%
Mirage Resorts, Inc. ......................    3,852            2.7
American Tower Corp. Class A ..............    3,851            2.1
Century Communications Corp. ..............    3,493            1.0
Robert Half Intl., Inc. ...................    2,989            3.4
Premier Parks, Inc. .......................    2,850            2.1
HCR Manor Care, Inc. ......................    2,533            3.9
Flextronics Intl., Ltd. ...................    2,414            2.3
Spieker Properties, Inc. ..................    2,230            1.4
Kimco Realty Corp. ........................    2,219            0.5
Heftel Broadcasting Corp. Class A .........    2,140            2.3
DeVry, Inc. ...............................    2,012            2.2
Polo Ralph Lauren Corp. ...................    1,981            3.4
Prison Realty Trust .......................    1,971            0.4
Dollar Tree Stores, Inc. ..................    1,892            1.9
Sotheby's Holdings, Inc. Class A ..........    1,857           11.1
United Intl. Hldgs., Inc. .................    1,767            0.6
FelCor Lodging Trust, Inc. ................    1,578            0.7
Williams-Sonoma, Inc. .....................    1,574            0.3
                                                               ----
                                                               43.4%
                              Small Capitalization
------------------------------------------------------------------------------
Cox Radio, Inc. ...........................  $ 1,465            0.7%
Post Properties, Inc. .....................    1,306            0.1
Four Seasons Hotels, Inc. .................    1,257            0.5
Sun Intl. Hotels, Ltd. ....................    1,095            1.8
ITT Educational Services, Inc. ............    1,015            0.9
Industrie Natuzzi SPA ADR .................      938            1.5
Iron Mountain, Inc. .......................      922            0.4
Metro Networks, Inc. ......................      919            1.1
Education Management Corp. ................      902            0.9
Commonwealth Telephone Ent., Inc. .........      813            0.2
Storage USA, Inc. .........................      791            0.1
OM Group, Inc. ............................      782            1.3
Choice Hotels Intl., Inc. .................      778            3.0
ChoicePoint, Inc. .........................      730            1.3
Unova, Inc. ...............................      725            0.2
Quorum Health Group, Inc. .................      723            0.2
Seacor Smit, Inc. .........................      652            1.1
Taubman Centers, Inc. .....................      650            0.1

                                                 Equity
                                               Market Cap        % of
Company                                      (in millions)     Net Assets
-------------------------------------------- ---------------  -------------
                        Small Capitalization (continued)
------------------------------------------------------------------------------
Young Broadcasting, Inc. Class A ..........  $   630            0.9%
CD Radio, Inc. ............................      604            0.4
Southern Union Co. ........................      560            0.5
Vail Resorts, Inc. Class A ................      548            2.6
Sun Communities, Inc. .....................      542            0.2
Libbey, Inc. ..............................      504            1.5
CoreComm, Ltd. ............................      487            0.9
Stein Mart, Inc. ..........................      453            0.4
Budget Group, Inc. Class A ................      440            0.5
Cellular Communications of P.R., Inc. .....      373            0.6
Alexander's, Inc. .........................      339            0.3
Cross Timbers Oil Co. .....................      316            0.5
American Mobile Satellite Corp. ...........      242            0.4
AMF Bowling, Inc. .........................      238            0.7
Saga Communications, Inc. Class A .........      231            0.9
Learning Tree Intl., Inc. .................      220            0.5
Smart and Final, Inc. .....................      211            0.5
DVI, Inc. .................................      210            0.4
Counsel Corp. .............................      177            0.3
Avatar Holdings, Inc. .....................      167            0.2
Bristol Hotels & Resorts, Inc. ............      152            0.3
Sunburst Hospitality Corp. ................       74            0.3
Caliber Learning Network, Inc. ............       49            0.1
                                                               ----
                                                               29.3%


--------------------------------------------------------------------------------
Baron Growth Fund
--------------------------------------------------------------------------------


                                                  Equity
                                                Market Cap        % of
Company                                       (in millions)    Net Assets
-------------------------------------------  ---------------  -----------
                              Large Capitalization
---------------------------------------------------------------------------
Charles Schwab Corp. ......................      $39,061        16.9%
NTL, Inc. .................................        5,965         6.4
                                                                ----
                                                                23.3%
                              Medium Capitalization
---------------------------------------------------------------------------
Mirage Resorts, Inc. ......................      $ 3,852         1.2%
American Tower Corp. Class A ..............        3,851         1.6
Robert Half Intl., Inc. ...................        2,989         2.8
HCR Manor Care, Inc. ......................        2,533         5.3
Flextronics Intl., Ltd. ...................        2,414         3.3
Spieker Properties, Inc. ..................        2,230         2.0
Kimco Realty Corp. ........................        2,219         2.0
Heftel Broadcasting Corp. Class A .........        2,140         2.4
DeVry, Inc. ...............................        2,012         2.5
Dollar Tree Stores, Inc. ..................        1,892         2.4
Sotheby's Holdings, Inc. Class A ..........        1,857         3.7
United Intl. Hldgs., Inc. .................        1,767         0.3
                                                                ----
                                                                29.5%

--------------------------------------------------------------------------------
                            B A R O N      F U N D S
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baron Growth Fund
--------------------------------------------------------------------------------


                                                  Equity
                                                Market Cap        % of
Company                                       (in millions)    Net Assets
-------------------------------------------  ---------------  -----------
                            Small Capitalization
---------------------------------------------------------------------------
Entercom Communications Corp. .............       $1,314        0.6%
Post Properties, Inc. .....................        1,306        1.3
Aurora Foods, Inc. ........................        1,097        0.2
Sun Intl. Hotels, Ltd. ....................        1,095        2.3
Industrie Natuzzi SPA ADR .................          938        0.8
Metro Networks, Inc. ......................          919        1.4
Education Management Corp. ................          902        1.0
Storage USA, Inc. .........................          791        1.5
OM Group, Inc. ............................          782        2.2
Choice Hotels Intl., Inc. .................          778        9.4
ChoicePoint, Inc. .........................          730        2.1
Seacor Smit, Inc. .........................          652        1.0
Taubman Centers, Inc. .....................          650        0.4
Southern Union Co. ........................          560        3.0
Vail Resorts, Inc. Class A ................          548        1.2
Sun Communities, Inc. .....................          542        1.9
Steiner Leisure, Ltd. .....................          511        0.3
Libbey, Inc. ..............................          504        1.1
CoreComm, Ltd. ............................          487        2.3
Gabelli Asset Management, Inc. ............          467        0.6
Cross Timbers Oil Co. .....................          316        0.5
ResortQuest Intl., Inc. ...................          275        0.8
American Mobile Satellite Corp. ...........          242        1.2
Saga Communications, Inc. Class A .........          231        2.0
Medallion Financial Corp. .................          211        1.3
Smart and Final, Inc. .....................          211        0.9
DVI, Inc. .................................          210        1.0
Bristol Hotels & Resorts, Inc. ............          152        0.6
Rural Cellular Corp. Class A ..............          120        0.8
                                                               ----
                                                               43.7%

--------------------------------------------------------------------------------
Baron Small Cap Fund
--------------------------------------------------------------------------------




                                                   Equity
                                                 Market Cap          % of
Company                                         (in millions)     Net Assets
--------------------------------------------  ----------------  -------------
                              Medium Capitalization
-------------------------------------------------------------------------------
American Tower Corp. Class A ...............     $3,851            2.7%
Century Communications Corp. ...............      3,493            6.0
Premier Parks, Inc. ........................      2,850            6.6
SFX Entertainment, Inc. ....................      1,966            5.1
United Rentals, Inc. .......................      1,950            2.2
United Intl. Hldgs., Inc. ..................      1,767            8.3
Williams-Sonoma, Inc. ......................      1,574            1.9
                                                                   ---
                                                                  32.8%
                              Small Capitalization
-------------------------------------------------------------------------------
Entercom Communications Corp. ..............     $1,314            0.7%
Four Seasons Hotels, Inc. ..................      1,257            4.4
Centennial Cellular Corp. ..................      1,211            1.0
Sun Intl. Hotels, Ltd. .....................      1,095            1.0
Central Parking Corp. ......................      1,020            4.3
Jefferies Group, Inc. ......................        998            1.9
Iron Mountain, Inc. ........................        922            5.1

                                                  Equity
                                                Market Cap       % of
Company                                       (in millions)    Net Assets
--------------------------------------------- -------------   -------------
                        Small Capitalization (continued)
-------------------------------------------------------------------------------
Metro Networks, Inc. .......................       919            2.9
Commonwealth Telephone Ent., Inc. ..........       813            2.8
ChoicePoint, Inc. ..........................       730            2.2
Unova, Inc. ................................       725            1.8
Intrawest Corp. ............................       647            0.8
Young Broadcasting, Inc. Class A ...........       630            1.3
United Stationers, Inc. ....................       563            1.8
CoreComm, Ltd. .............................       487            2.5
Gabelli Asset Management, Inc. .............       467            1.0
El Paso Electric Co. .......................       458            1.2
Electronic Lightwave, Inc. .................       454            0.6
Loews Cineplex Entertainment Corp. .........       451            1.9
Commnet Cellular, Inc. .....................       364            1.1
Corporate Executive Board Co. ..............       348            0.7
Kenneth Cole Productions, Inc. .............       345            3.2
IT Group, Inc. .............................       329            3.7
Province Healthcare Co. ....................       290            1.6
ResortQuest Intl., Inc. ....................       275            2.6
Career Education Corp. .....................       270            4.5
Caribiner Intl., Inc. ......................       216            1.6
Counsel Corp. ..............................       177            1.0
Rural Cellular Corp. Class A ...............       120            1.1
Morton's Restaurant Group, Inc. ............        98            1.0
The Sports Club Co. ........................        95            0.7
Strategic Distribution, Inc. ...............        62            0.2
AVTEAM, Inc. ...............................        56            0.7
Equity Marketing, Inc. .....................        36            0.4
                                                                  ---
                                                                 63.3%

Table II
--------------------------------------------------------------------------------
Portfolio Risk Characteristics
--------------------------------------------------------------------------------

The Funds are diversified not only by industry, but also by external risk factors that might impact the companies in which the Funds invest. Table II displays some of the risk factors that are currently monitored and the percentage of each portfolio considered exposed to these factors. The Funds use this tool to avoid concentration of risk within the portfolios.

                                 Baron Asset     Baron Growth     Baron Small
                                     Fund            Fund          Cap Fund
                                -------------   --------------   ------------
                                     % of            % of            % of
                                  Portfolio        Portfolio       Portfolio
                                -------------   --------------   ------------
Oil Price Sensitivity .......      17.6%           23.6%            14.7%
Leverage (Debt > 40% of
   Market Cap) ..............      22.1            26.4             44.2
Foreign Sales Dependent
   (Sales > 15%) ............      24.4            20.6             19.3
Volatility (Beta > 1.2) .....      34.8            28.6             30.8
Over-the-Counter
   Securities ...............      19.7            24.4             43.5
Unseasoned Securities
  (Publicly owned for
     (3 years) ..............      19.9             1.8             11.9
  (Publicly owned for
     (1 year) ...............       0.3            22.8             39.4
Turnarounds .................       1.5             0.9              7.3
Development Companies........       3.6             1.2              5.1

--------------------------------------------------------------------------------
                            B A R O N      F U N D S
--------------------------------------------------------------------------------

Table III
--------------------------------------------------------------------------------
Historical Information (Unaudited)
--------------------------------------------------------------------------------

Table III displays on a quarterly basis the Funds' closing net assets and net asset value per share, dividend distributions and the value of $10,000 invested in a Fund at the time of its inception.

--------------------------------------------------------------------------------
Baron Asset Fund
--------------------------------------------------------------------------------

                                  Net Asset                       Value of Shares
                                    Value                        Owned, if Initial
   Date       Fund Net Assets     Per Share     Dividends     Investment was $10,000*
----------   -----------------   -----------   -----------   ------------------------
06/12/87     $     108,728      $ 10.00                               $10,000
--------------------------------------------------------------------------------
06/30/87         1,437,521        10.71                                10,710
--------------------------------------------------------------------------------
09/30/87         3,905,221        11.95                                11,950
--------------------------------------------------------------------------------
12/31/87         4,406,972        10.10       $ 0.197                  10,298
--------------------------------------------------------------------------------
03/31/88         6,939,435        11.56                                11,786
--------------------------------------------------------------------------------
06/30/88         9,801,677        12.68                                12,928
--------------------------------------------------------------------------------
09/30/88        11,734,509        12.98                                13,234
--------------------------------------------------------------------------------
12/31/88        15,112,031        12.87         0.701                  13,843
--------------------------------------------------------------------------------
03/31/89        22,269,578        14.75                                15,864
--------------------------------------------------------------------------------
06/30/89        31,397,929        16.06                                17,273
--------------------------------------------------------------------------------
09/30/89        47,658,616        17.22                                18,521
--------------------------------------------------------------------------------
12/31/89        49,007,084        14.66         1.409                  17,299
--------------------------------------------------------------------------------
03/31/90        50,837,946        13.87                                16,367
--------------------------------------------------------------------------------
06/30/90        54,413,786        14.32                                16,898
--------------------------------------------------------------------------------
09/30/90        40,002,612        10.88                                12,838
--------------------------------------------------------------------------------
12/31/90        42,376,625        11.75         0.198                  14,100
--------------------------------------------------------------------------------
03/31/91        47,104,889        13.88                                16,656
--------------------------------------------------------------------------------
06/30/91        45,600,730        13.81                                16,572
--------------------------------------------------------------------------------
09/30/91        47,409,180        14.80                                17,760
--------------------------------------------------------------------------------
12/31/91        46,305,042        15.71         0.035                  18,895
--------------------------------------------------------------------------------
03/31/92        48,011,634        16.72                                20,109
--------------------------------------------------------------------------------
06/30/92        42,289,409        15.28                                18,377
--------------------------------------------------------------------------------
09/30/92        43,816,305        16.20                                19,484
--------------------------------------------------------------------------------
12/31/92        47,955,530        17.73         0.162                  21,522
--------------------------------------------------------------------------------
03/31/93        50,015,244        18.82                                22,845
--------------------------------------------------------------------------------
06/30/93        52,432,090        19.70                                23,912
--------------------------------------------------------------------------------
09/30/93        59,916,570        21.91                                26,595
--------------------------------------------------------------------------------
12/31/93        64,069,114        21.11         0.774                  26,576
--------------------------------------------------------------------------------
03/31/94        63,099,109        20.69                                26,047
--------------------------------------------------------------------------------
06/30/94        68,880,300        20.40                                25,682
--------------------------------------------------------------------------------
09/30/94        80,258,542        22.82                                28,728
--------------------------------------------------------------------------------
12/31/94        87,058,228        22.01         0.656                  28,547
--------------------------------------------------------------------------------
03/31/95       160,603,528        24.29                                31,505
--------------------------------------------------------------------------------
06/30/95       202,259,502        25.79                                33,450
--------------------------------------------------------------------------------
09/30/95       289,973,331        29.30                                38,003
--------------------------------------------------------------------------------
12/31/95       353,095,409        29.74         0.034                  38,618
--------------------------------------------------------------------------------
03/31/96       638,297,904        34.14                                44,332
--------------------------------------------------------------------------------
06/30/96     1,124,647,802        36.65                                47,591
--------------------------------------------------------------------------------
09/30/96     1,166,057,654        35.50                                46,098
--------------------------------------------------------------------------------
12/31/96     1,326,321,785        36.23         0.039                  47,097
--------------------------------------------------------------------------------
03/31/97     1,663,347,667        34.98                                45,472
--------------------------------------------------------------------------------
06/30/97     2,306,228,855        41.74                                54,260
--------------------------------------------------------------------------------
09/30/97     3,224,498,394        47.43                                61,656
--------------------------------------------------------------------------------
12/31/97     3,793,013,753        48.51         0.000                  63,060
--------------------------------------------------------------------------------
03/31/98     5,187,450,337        53.68                                69,781
--------------------------------------------------------------------------------
06/30/98     5,545,334,568        52.20                                67,857
--------------------------------------------------------------------------------
09/30/98     4,410,506,448        39.96                                51,946
--------------------------------------------------------------------------------
12/31/98     5,672,309,694        50.54         0.041                  65,752
--------------------------------------------------------------------------------
03/31/99     6,087,986,855        54.17                                70,474
--------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.

BARON ASSET FUND'S
AVERAGE ANNUAL RETURN

                          Period ended March 31, 1999


One year                           1.0%
--------------------------------------------------------------------------------
Two years                         24.5%
--------------------------------------------------------------------------------
Three years                       16.7%
--------------------------------------------------------------------------------
Four years                        22.3%
--------------------------------------------------------------------------------
Five years                        22.0%
--------------------------------------------------------------------------------
Ten years                         16.1%
--------------------------------------------------------------------------------
Since inception June 12, 1987     18.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Baron Growth Fund
--------------------------------------------------------------------------------

                                     Net Asset                       Value of Shares
                                       Value                        Owned, if Initial
     Date        Fund Net Assets     Per Share     Dividends     Investment was $10,000*
-------------   -----------------   -----------   -----------   ------------------------
   01/03/95     $   741,000        $ 10.00                               $10,000
--------------------------------------------------------------------------------
   03/31/95       3,425,507          11.78                                11,780
--------------------------------------------------------------------------------
   06/30/95       7,231,619          13.18                                13,180
--------------------------------------------------------------------------------
   09/30/95      28,632,467          14.77                                14,770
--------------------------------------------------------------------------------
   12/31/95      41,043,705          15.11        $ 0.142                 15,254
--------------------------------------------------------------------------------
   03/31/96      77,337,831          16.90                                17,061
--------------------------------------------------------------------------------
   06/30/96     172,070,435          18.20                                18,373
--------------------------------------------------------------------------------
   09/30/96     207,234,494          18.40                                18,575
--------------------------------------------------------------------------------
   12/31/96     243,983,507          19.04          0.255                 19,483
--------------------------------------------------------------------------------
   03/31/97     273,907,177          18.57                                19,002
--------------------------------------------------------------------------------
   06/30/97     316,981,759          21.82                                22,328
--------------------------------------------------------------------------------
   09/30/97     390,831,861          24.89                                25,469
--------------------------------------------------------------------------------
   12/31/97     415,134,319          24.88          0.073                 25,535
--------------------------------------------------------------------------------
   03/31/98     511,405,730          27.28                                27,998
--------------------------------------------------------------------------------
   06/30/98     478,748,484          26.07                                26,757
--------------------------------------------------------------------------------
   09/30/98     315,557,850          20.32                                20,855
--------------------------------------------------------------------------------
   12/31/98     343,695,555          24.87          0.035                 25,561
--------------------------------------------------------------------------------
   03/31/99     313,002,293          26.75                                27,493
--------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.


BARON GROWTH FUND'S
AVERAGE ANNUAL RETURN

                          Period ended March 31, 1999


One year                            -1.8%
--------------------------------------------------------------------------------
Two years                           20.3%
--------------------------------------------------------------------------------
Three years                         17.2%
--------------------------------------------------------------------------------
Four years                          23.6%
--------------------------------------------------------------------------------
Since inception January 3, 1995     26.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            B A R O N      F U N D S
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baron Small Cap Fund
--------------------------------------------------------------------------------

                                     Net Asset                       Value of Shares
                                       Value                        Owned, if Initial
     Date        Fund Net Assets     Per Share     Dividends     Investment was $10,000*
-------------   -----------------   -----------   -----------   ------------------------
   10/01/97     $112,604,624       $ 10.00                               $10,000
--------------------------------------------------------------------------------
   12/31/97      285,270,924         10.31        0.000                   10,310
--------------------------------------------------------------------------------
   03/31/98      449,240,304         11.84                                11,840
--------------------------------------------------------------------------------
   06/30/98      571,568,792         11.97                                11,970
--------------------------------------------------------------------------------
   09/30/98      403,727,998          8.61                                 8,610
--------------------------------------------------------------------------------
   12/31/98      470,029,904         10.54        0.000                   10,540
--------------------------------------------------------------------------------
   03/31/99      521,729,028         11.89                                11,890
--------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.

BARON SMALL CAP FUND'S
AVERAGE ANNUAL RETURN

                          Period ended March 31, 1999


One year                             0.4%
--------------------------------------------------------------------------------
Since inception October 1, 1997     12.2%
--------------------------------------------------------------------------------

The performance data represents past performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about Baron Funds including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds unless accompanied or preceded by the Funds' current prospectus.

--------------------------------------------------------------------------------
                         B A R O N  A S S E T  F U N D
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
March 31, 1999 (Unaudited)


Shares                                                           Value
--------------------------------------------------------------------------------
Common Stocks (97.61%)
--------------------------------------------------------------------------------
                Amusement and Recreation Services (9.85%)
  10,210,000    AMF Bowling, Inc.*#                         $   40,840,000
   7,650,000    Mirage Resorts, Inc.*                          162,562,500
   3,510,000    Premier Parks, Inc.*                           130,747,500
   3,315,000    Sun Intl. Hotels, Ltd.*#                       108,980,625
   6,066,000    Vail Resorts, Inc. Class A*#                    96,297,750
   4,000,000    Vail Resorts, Inc. Class A*# @                  60,325,200
                                                            --------------
                                                               599,753,575
                Business Services (4.92%)
   1,640,000    ChoicePoint, Inc.*#                             81,795,000
   1,749,532    Correctional Management Services
                 Corp.*@                                         8,000,085
   6,400,000    Robert Half Intl., Inc.*#                      210,000,000
                                                            --------------
                                                               299,795,085
                Chemical (1.28%)
   2,367,500    OM Group, Inc. #                                78,127,500

                Communications (8.81%)
   3,500,000    American Mobile Satellite Corp.*#               26,250,000
   5,240,000    American Tower Corp. Class A*                  128,380,000
   1,272,500    Cellular Communications of P.R., Inc.*#         34,357,500
     254,200    Commonwealth Telephone Ent., Inc.*               9,357,738
   1,470,000    CoreComm, Ltd.*#                                54,022,500
   3,022,000    NTL, Inc.*                                     245,915,250
     870,000    United Intl. Hldgs., Inc.*                      37,845,000
                                                            --------------
                                                               536,127,988
                Education (4.55%)
   1,060,000    Caliber Learning Network, Inc.*#                 4,240,000
   4,635,200    DeVry, Inc.*#                                  134,420,800
   1,760,000    Education Management Corp.*#                    54,120,000
   1,400,000    ITT Educational Services, Inc.*#                52,587,500
   3,145,000    Learning Tree Intl., Inc.*#                     31,450,000
                                                            --------------
                                                               276,818,300
                Energy (1.68%)
   4,549,900    Cross Timbers Oil Co.#                          32,133,669
   1,300,000    Seacor Smit, Inc.*#                             69,956,250
                                                            --------------
                                                               102,089,919
                Financial (19.99%)
  12,400,000    Charles Schwab Corp.                         1,191,950,000
   1,680,000    DVI, Inc.*#                                     24,990,000
                                                            --------------
                                                             1,216,940,000
                Health Services (4.43%)
       2,557    Chesapeake Healthcare Corp.* @                   4,000,196
   2,488,500    Counsel Corp.*#                                 16,486,312
  10,350,700    HCR Manor Care, Inc.*#                         236,125,344
   1,300,000    Quorum Health Group, Inc.*                      13,000,000
                                                            --------------
                                                               269,611,852
                Hotels and Lodging (4.11%)
   2,191,150    Bristol Hotels & Resorts, Inc.*#                18,761,722
  13,225,300    Choice Hotels Intl., Inc.*#                    185,980,781
     715,000    Four Seasons Hotels, Inc.                       29,851,250
   4,256,702    Sunburst Hospitality Corp.*#                    15,962,633
                                                            --------------
                                                               250,556,386

Shares                                                           Value
--------------------------------------------------------------------------------

                Manufacturing (2.54%)
   2,780,000    Flextronics Intl., Ltd.*#                   $  141,780,000
   1,000,000    Unova, Inc.*                                    13,187,500
                                                            --------------
                                                               154,967,500
                Media and Entertainment (8.93%)
     850,000    CD Radio, Inc.*                                 22,100,000
   1,260,400    Century Communications Corp.*                   58,529,825
     830,000    Cox Radio, Inc.*                                42,537,500
   3,267,000    Heftel Broadcasting Corp. Class A*#            141,706,125
   1,245,500    Metro Networks, Inc.*#                          68,502,500
   1,200,000    Outdoor Systems, Inc.*                          36,000,000
   2,937,002    Saga Communications, Inc. Class A*#             52,498,911
   1,400,000    Univision Communications, Inc.
                 Class A*                                       70,000,000
   1,130,000    Young Broadcasting, Inc. Class A*               51,556,250
                                                            --------------
                                                               543,431,111
                Real Estate and REITs (4.47%)
     270,300    Alexander's, Inc.*#                             18,312,825
     750,000    Avatar Holdings, Inc.*#                         13,687,500
   1,850,000    FelCor Lodging Trust, Inc.                      42,896,875
     780,000    Iron Mountain, Inc.*                            24,375,000
     810,000    Kimco Realty Corp.                              29,868,750
     179,999    Post Properties, Inc.                            6,524,964
   1,430,000    Prison Realty Trust (Formerly CCA
                 Prison Realty Trust)                           24,935,625
   2,424,500    Spieker Properties, Inc.                        85,463,625
     240,000    Storage USA, Inc.                                6,810,000
     335,000    Sun Communities, Inc.                           10,636,250
     700,000    Taubman Centers, Inc.                            8,575,000
                                                            --------------
                                                               272,086,414
                Retail Trade and Restaurants (17.57%)
   3,725,000    Dollar Tree Stores, Inc.*#                     115,242,188
  10,360,000    Polo Ralph Lauren Corp.*                       205,905,000
   3,350,000    Smart and Final, Inc.#                          31,406,250
  20,775,000    Sotheby's Holdings, Inc. Class A#              672,590,625
   2,500,000    Stein Mart, Inc.*#                              25,000,000
     700,000    Williams-Sonoma, Inc.*                          19,775,000
                                                            --------------
                                                             1,069,919,063
                Transportation (0.46%)
   2,300,000    Budget Group, Inc. Class A*                     28,175,000

                Utility Services (0.53%)
   1,700,000    Southern Union Co.*#                            32,087,500

                Wholesale Trade (3.03%)
   5,687,000    Industrie Natuzzi SPA ADR#                      93,835,500
   2,920,000    Libbey, Inc.#                                   90,520,000
                                                            --------------
                                                               184,355,500
                Miscellaneous (0.46%)                           27,857,407
                                                            --------------
Total Common Stocks
 (Cost $4,348,814,314)                                       5,942,700,100
                                                            --------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                         B A R O N  A S S E T  F U N D
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
March 31, 1999 (Unaudited)


Shares                                                           Value
--------------------------------------------------------------------------------
Convertible Preferred (0.24%)
--------------------------------------------------------------------------------
                Transportation
     400,000    Budget Group Capital Trust Conv. Pref. +
                (Cost $20,000,000)                          $   14,500,000
                                                            --------------
Principal Amount
--------------------------------------------------------------------------------
Corporate Bonds (0.84%)
--------------------------------------------------------------------------------
                Communications
$ 14,000,000    Intl. CableTel, Inc. 7.0% Conv. Sub.
                 Notes due 06/15/2008                           30,030,000
  21,500,000    American Mobile Satellite Corp. 6.0%
                Jr. Sub. Secured Exch. Note due
                09/30/2006 @                                    21,500,000
                                                            --------------
Total Corporate Bonds
 (Cost $35,382,500)                                             51,530,000
                                                            --------------
Short Term Money Market Instruments (0.86%)
52,156,000      Associates Corp. of N. A. 5.03% due
                 04/01/1999 (Cost $52,156,000)                  52,156,000
                                                            --------------
Total Investments (99.55%)
 (Cost $4,456,352,814**)                                     6,060,886,100
                                                            --------------
Cash and Other Assets Less Liabilities (0.45%)                  27,100,755
                                                            --------------
Net Assets (Equivalent to $54.17 per share
 based on 112,376,518 shares of beneficial
 interest outstanding)                                      $6,087,986,855
                                                            ==============

----------
%  Represents percentage of net assets
+  Rule 144A Securities
@  Restricted securities
#  Issuers deemed to be "affiliated"
*  Non-income producing securities
** For Federal income tax purposes the cost basis is $4,458,064,509.
   Aggregate unrealized appreciation and depreciation of investments are $2,335,252,568 and $732,430,977 respectively.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                        B A R O N  G R O W T H  F U N D
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
March 31, 1999 (Unaudited)


Shares                                                      Value
--------------------------------------------------------------------------------
Common Stocks (96.45%)
--------------------------------------------------------------------------------
                 Amusement and Recreation Services (5.02%)
     180,000     Mirage Resorts, Inc.*                  $  3,825,000
      30,000     Steiner Leisure, Ltd.*                      922,500
     220,000     Sun Intl. Hotels, Ltd.*                   7,232,500
     235,000     Vail Resorts, Inc. Class A*               3,730,625
                                                        ------------
                                                          15,710,625
                 Business Services (4.85%)
     130,000     ChoicePoint, Inc.*                        6,483,750
     265,000     Robert Half Intl., Inc.*                  8,695,313
                                                        ------------
                                                          15,179,063
                 Chemical (2.21%)
     210,000     OM Group, Inc.                            6,930,000

                 Communications (12.60%)
     497,000     American Mobile Satellite Corp.*          3,727,500
     200,000     American Tower Corp. Class A*             4,900,000
     200,000     CoreComm, Ltd.*                           7,350,000
     247,568     NTL, Inc.*                               20,145,846
     185,000     Rural Cellular Corp. Class A*             2,451,250
      20,000     United Intl. Hldgs., Inc.*                  870,000
                                                        ------------
                                                          39,444,596
                 Education (3.49%)
     270,000     DeVry, Inc.*                              7,830,000
     100,000     Education Management Corp.*               3,075,000
                                                        ------------
                                                          10,905,000
                 Energy (1.53%)
     220,000     Cross Timbers Oil Co.                     1,553,750
      60,000     Seacor Smit, Inc.*                        3,228,750
                                                        ------------
                                                           4,782,500
                 Financial (19.86%)
     550,000     Charles Schwab Corp.                     52,868,750
     220,000     DVI, Inc.*                                3,272,500
     125,000     Gabelli Asset Management, Inc.*           1,945,312
     270,000     Medallion Financial Corp.                 4,066,875
                                                        ------------
                                                          62,153,437
                 Food & Agriculture (0.18%)
      35,000     Aurora Foods, Inc.*                         573,125

                 Health Services (5.29%)
     725,000     HCR Manor Care, Inc.*                    16,539,063

                 Hotels and Lodging (10.80%)
     218,800     Bristol Hotels & Resorts, Inc.*           1,873,475
   2,100,000     Choice Hotels Intl., Inc.*               29,531,250
     150,000     ResortQuest Intl., Inc.*                  2,400,000
                                                        ------------
                                                          33,804,725
                 Manufacturing (3.26%)
     200,000     Flextronics Intl., Ltd.*                 10,200,000

                 Media and Entertainment (6.36%)
      50,000     Entercom Communications Corp.*            1,768,750
     175,000     Heftel Broadcasting Corp. Class A*        7,590,625
      80,000     Metro Networks, Inc.*                     4,400,000
     343,750     Saga Communications, Inc. Class A*        6,144,531
                                                        ------------
                                                          19,903,906

Shares                                                     Value
--------------------------------------------------------------------------------

                 Real Estate and REITs (9.07%)
     170,000     Kimco Realty Corp.                     $  6,268,750
     110,000     Post Properties, Inc.                     3,987,464
     180,000     Spieker Properties, Inc.                  6,345,000
     160,000     Storage USA, Inc.                         4,540,000
     190,000     Sun Communities, Inc.                     6,032,500
     100,000     Taubman Centers, Inc.                     1,225,000
                                                       -------------
                                                          28,398,714
                 Retail Trade and Restaurants (6.98%)
     240,000     Dollar Tree Stores, Inc.*                 7,425,000
     295,000     Smart and Final, Inc.                     2,765,625
     360,000     Sotheby's Holdings, Inc. Class A         11,655,000
                                                       -------------
                                                          21,845,625
                 Utility Services (3.02%)
     501,000     Southern Union Co.*                       9,456,375

                 Wholesale Trade (1.93%)
     160,000     Industrie Natuzzi SPA ADR                 2,640,000
     110,000     Libbey, Inc.                              3,410,000
                                                       -------------
                                                           6,050,000
                                                       -------------
Total Common Stocks
 (Cost $197,852,771)                                     301,876,754
                                                       -------------

Principal Amount
--------------------------------------------------------------------------------
Corporate Bonds (1.37%)
--------------------------------------------------------------------------------
                 Communications
$  2,000,000     Intl. CableTel, Inc. 7.00%
                  Conv. Sub. Notes due 6/15/2008
                  (Cost $1,987,500)                        4,290,000
                                                       -------------

--------------------------------------------------------------------------------
Short Term Money Market Instruments (0.78%)
--------------------------------------------------------------------------------
   2,440,000     Associates Corp. of N. A. 5.03%
                  due 04/01/1999 (Cost $2,440,000)         2,440,000
                                                       -------------
Total Investments (98.60%)
 (Cost $202,280,271**)                                   308,606,754
                                                       -------------
Cash and Other Assets
 Less Liabilities (1.40%)
                                                           4,395,539
                                                       -------------
Net Assets (Equivalent to $26.75 per
 share based on shares of 11,701,119
 beneficial interest outstanding)
                                                        $313,002,293
                                                       =============

----------
 % Represents percentage of net assets
 * Non-income producing securities
** For Federal income tax purposes the cost basis is $201,617,333. Aggregate unrealized appreciation and depreciation of investments are $120,857,070 and $13,867,649, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                    B A R O N   S M A L L   C A P   F U N D
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
March 31, 1999 (Unaudited)

Shares                                                        Value
--------------------------------------------------------------------------------
Common Stocks (96.08%)
--------------------------------------------------------------------------------
                Amusement and Recreation Services (11.06%)
    250,000     Intrawest Corp.                         $  4,218,750
  1,000,000     Loews Cineplex Entertainment Corp.*        9,937,500
    925,000     Premier Parks, Inc.*                      34,456,250
    165,000     Sun Intl. Hotels, Ltd.*                    5,424,375
    722,000     The Sports Club Co.*                       3,655,125
                                                        ------------
                                                          57,692,000
                Business Services (10.79%)
    900,000     Caribiner Intl., Inc.*                     8,212,500
    650,000     Central Parking Corp.                     22,425,000
    235,000     ChoicePoint, Inc.*                        11,720,625
    135,000     Corporate Executive Board Co.*             3,560,625
    600,000     Strategic Distribution, Inc.*              1,200,000
    600,000     United Stationers, Inc.*                   9,150,000
                                                        ------------
                                                          56,268,750
                Communications (20.16%)
    575,000     American Tower Corp. Class A*             14,087,500
    110,000     Centennial Cellular Corp.*                 5,197,500
    400,000     Commonwealth Telephone Ent., Inc.*        14,725,000
    350,000     Commnet Cellular, Inc.*                    5,621,875
    350,000     CoreComm, Ltd.*                           12,862,500
    355,000     Electronic Lightwave, Inc.*                3,239,375
    450,000     Rural Cellular Corp. Class A*              5,962,500
  1,000,000     United Intl. Hldgs., Inc.*                43,500,000
                                                        ------------
                                                         105,196,250
                Consumer Products (0.41%)
    375,000     Equity Marketing, Inc.*#                   2,156,250

                Education (4.48%)
    675,000     Career Education Corp.*#                  23,371,875
                Environmental (3.70%)
  1,500,000     IT Group, Inc.*#
                (Formerly International Technology
                 Corp.)                                   19,312,500
                Financial (2.86%)
    320,000     Gabelli Asset Management, Inc.*            4,980,000
    210,000     Jefferies Group, Inc.                      9,961,875
                                                        ------------
                                                          14,941,875
                Health Services (2.55%)
    750,000     Counsel Corp.*                             4,968,750
    450,000     Province Healthcare Co.*                   8,325,000
                                                        ------------
                                                          13,293,750
                Hotels and Lodging (7.01%)
    550,000     Four Seasons Hotels, Inc.                 22,962,500
    850,000     ResortQuest Intl., Inc.*#                 13,600,000
                                                        ------------
                                                          36,562,500
                Manufacturing (2.47%)
    750,000     AVTEAM, Inc.* #                            3,656,250
    700,000     Unova, Inc.*                               9,231,250
                                                        ------------
                                                          12,887,500

Shares                                                      Value
--------------------------------------------------------------------------------

                Media and Entertainment (15.97%)
    675,000     Century Communications Corp.*           $ 31,345,313
    100,000     Entercom Communications Corp.*             3,537,500
    275,000     Metro Networks, Inc.*                     15,125,000
    410,000     SFX Entertainment, Inc.*                  26,470,625
    150,000     Young Broadcasting, Inc. Class A*          6,843,750
                                                        ------------
                                                          83,322,188
                Real Estate and REITs (5.09%)
    850,000     Iron Mountain, Inc.*                      26,562,500
                Retail Trade and Restaurants (8.28%)
    625,000     Kenneth Cole Productions, Inc.*           16,484,375
    350,000     Morton's Restaurant Group, Inc.*#          5,425,000
    400,000     United Rentals, Inc.*                     11,400,000
    350,000     Williams-Sonoma, Inc.*                     9,887,500
                                                        ------------
                                                          43,196,875
                Utility Services (1.25%)
    855,000     El Paso Electric Co.*                      6,519,375
                                                        ------------
Total Common Stocks
 (Cost $394,074,956)                                     501,284,188
                                                        ------------


Principal Amount
--------------------------------------------------------------------------------

Corporate Bonds (0.40%)
                Health Services
$   3,250,000   U.S. Diagnostic, Inc. 9.00%
                 Conv. Sub. Deb. due 03/31/2003
                 (Cost $2,520,000)                        2,080,000
                                                       ------------
Short Term Money Market Instruments (3.29%)
   17,185,000   Associates Corp. of N.A. 5.03%
                 due 04/01/1999 (Cost $17,185,000)       17,185,000
                                                       ------------
Total Investments (99.77%)
 (Cost $413,779,956**)                                  520,549,188
                                                       ------------
Cash and Other Assets
  Less Liabilities (0.23%)                                1,179,840
                                                       ------------
Net Assets (Equivalent to $11.89 per
  share based on shares of 43,863,260
  beneficial interest outstanding)                     $521,729,028
                                                       ============



  % Represents percentage of net assets
  # Issuers that may be deemed to be "affiliated"
  * Non-income producing securities
 ** For Federal income tax purposes the cost basis is $414,410,851. Aggregate unrealized appreciation and depre-ciation of investments are $148,919,941 and $42,781,604, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                             B A R O N   F U N D S
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
March 31, 1999 (Unaudited)


                                                              BARON ASSET       BARON GROWTH     BARON SMALL CAP
                                                                  FUND              FUND              FUND
                                                           -----------------  ----------------  ----------------
Assets:
 Investments in securities, at value
  Unaffiliated issuers
    (Cost $1,588,513,677, $202,280,271, and $347,923,175,
     respectively) ......................................   $2,895,505,090      $308,606,754     $ 453,027,313
  "Affiliated issuers" (Cost $2,867,839,137, $0,
    and $65,856,781, respectively) ......................    3,165,381,010                 0        67,521,875
 Cash ...................................................              938             1,906               985
 Dividends and interest receivable ......................        2,776,241           458,595            12,950
 Receivable for securities sold .........................       23,785,192         5,611,907         2,152,091
 Receivable for shares sold .............................       19,597,671           134,329           559,511
 Unamortized organization costs .........................                0             4,931            19,932
 Prepaid expenses .......................................           29,512                 0                 0
                                                            --------------      ------------     -------------
                                                             6,107,075,654       314,818,422       523,294,657
                                                            --------------      ------------     -------------
Liabilities:
 Payable for securities purchased .......................        4,399,117           649,279           757,413
 Payable for shares redeemed ............................       14,349,909         1,099,299           699,930
 Accrued organization costs .............................                0             4,931            19,932
 Accrued expenses and other payables ....................          339,773            62,620            88,354
                                                            --------------      ------------     -------------
                                                                19,088,799         1,816,129         1,565,629
                                                            --------------      ------------     -------------
Net Assets ..............................................   $6,087,986,855      $313,002,293     $ 521,729,028
                                                            ==============      ============     =============
Net Assets consist of:
 Par value ..............................................   $    1,123,765      $    117,012     $     438,633
 Paid-in capital in excess of par value .................    4,580,469,949       191,862,335       480,758,328
 Accumulated net investment loss ........................      (14,314,034)          (99,441)       (2,430,579)
 Accumulated net realized gain (loss) ...................      (83,826,111)       14,795,904       (63,806,586)
 Net unrealized appreciation on investments .............    1,604,533,286       106,326,483       106,769,232
                                                            --------------      ------------     -------------
Net Assets ..............................................   $6,087,986,855      $313,002,293     $ 521,729,028
                                                            ==============      ============     =============
Shares of Beneficial Interest Outstanding
 ($.01 par value; indefinite shares authorized) .........      112,376,518        11,701,119        43,863,260
                                                            ==============      ============     =============
Net Asset Value Per Share ...............................   $        54.17      $      26.75     $       11.89
                                                            ==============      ============     =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                             B A R O N   F U N D S
--------------------------------------------------------------------------------

Statements of Operations
--------------------------------------------------------------------------------
For the Six Months Ended March 31, 1999 (Unaudited)


                                                                BARON ASSET      BARON GROWTH    BARON SMALL CAP
                                                                   FUND              FUND             FUND
                                                            ------------------  --------------  ----------------
Investment income:
 Income:
  Interest ..............................................    $    3,423,619     $   123,272     $     565,801
  Dividends - unaffiliated issuers ......................        10,344,119       2,105,946            72,447
  Dividends - "affiliated" issuers ......................         6,859,003               0                 0
                                                             --------------     -----------     -------------
  Total income ..........................................        20,626,741       2,229,218           638,248
                                                             --------------     -----------     -------------
 Expenses:
  Investment advisory fees ..............................        26,515,640       1,590,188         2,255,467
  Distribution fees .....................................         6,628,915         397,547           563,867
  Shareholder servicing agent fees ......................           741,204         112,367           105,113
  Reports to shareholders ...............................           752,700          43,239            76,499
  Registration and filing fees ..........................           141,160          30,953            12,813
  Custodian fees ........................................            86,594           9,903            15,855
  Trustee fees ..........................................            41,355           2,523             3,567
  Professional fees .....................................            47,194          24,024            24,076
  Amortization of organization costs ....................                 0           3,276             2,854
  Miscellaneous .........................................            29,001           3,078             8,716
                                                             --------------     -----------     -------------
  Total operating expenses ..............................        34,983,763       2,217,098         3,068,827
  Interest expense ......................................                 0          98,128                 0
                                                             --------------     -----------     -------------
  Total expenses ........................................        34,983,763       2,315,226         3,068,827
                                                             --------------     -----------     -------------
  Net investment loss ...................................       (14,357,022)        (86,008)       (2,430,579)
                                                             --------------     -----------     -------------
Realized and unrealized gain (loss) on investments:
 Net realized gain (loss) on investments sold in
  unaffiliated issuers ..................................        50,060,990      20,686,541       (36,751,402)
 Net realized loss on investments sold in "affiliated"
  issuers ...............................................       (32,977,445)              0          (162,707)
 Change in net unrealized appreciation of investments ...     1,582,159,500      67,370,599       182,287,222
                                                             --------------     -----------     -------------
  Net gain on investments ...............................     1,599,243,045      88,057,140       145,373,113
                                                             --------------     -----------     -------------
  Net increase in net assets resulting from operations ..    $1,584,886,023     $87,971,132     $ 142,942,534
                                                             ==============     ===========     =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                             B A R O N   F U N D S
--------------------------------------------------------------------------------

Statements of Changes in Net Assets (unaudited)
--------------------------------------------------------------------------------

                                                             BARON ASSET FUND
                                                 ----------------------------------------
                                                      Six Months            For the
                                                        Ended              Year Ended
                                                      March 31,          September 30,
                                                         1999                 1998
                                                 -------------------  -------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income (loss) .................   ($     14,357,022)   $       5,182,423
 Net realized gain (loss) on investments
  sold ........................................          17,083,545          (76,452,243)
 Net change in unrealized appreciation
  (depreciation) on investments ...............       1,582,159,500         (848,684,103)
                                                   ----------------    -----------------
  Increase (decrease) in net assets
   resulting from operations ..................       1,584,886,023         (919,953,923)
                                                   ----------------    -----------------
Dividends to shareholders from:
 Net investment income ........................          (4,594,972)                   0
 Net realized gain on investments .............                   0                    0
                                                   ----------------    -----------------
                                                         (4,594,972)                   0
                                                   ----------------    -----------------
Capital share transactions:
 Proceeds from the sale of shares .............       1,238,345,778        3,405,277,873
 Net asset value of shares issued in
  reinvestment of dividends ...................           4,175,765                    0
 Cost of shares redeemed ......................      (1,146,916,562)      (1,299,315,896)
                                                   ----------------    -----------------
  Increase (decrease) in net assets derived
   from capital share transactions ............          95,604,981        2,105,961,977
Capital contribution ..........................           1,584,375                    0
                                                   ----------------    -----------------
 Net increase (decrease) in net assets ........       1,677,480,407        1,186,008,054
Net assets:
 Beginning of period ..........................       4,410,506,448        3,224,498,394
                                                   ----------------    -----------------
 End of period ................................    $  6,087,986,855    $   4,410,506,448
                                                   ================    =================
Accumulated net investment income
 (loss) at end of period ......................   ($     14,314,034)   $       4,637,960
                                                   ================    =================
Shares of beneficial interest:
 Shares sold ..................................          26,210,377           69,710,623
 Shares issued in reinvestment dividends ......              82,185                    0
 Shares redeemed ..............................         (24,282,764)         (27,334,849)
                                                   ----------------    -----------------
 Net increase (decrease) ......................           2,009,798           42,375,774
                                                   ================    =================

(RESTUBBED TABLE)


                                                          BARON GROWTH FUND                    BARON SMALL CAP FUND
                                                 ------------------------------------  ------------------------------------
                                                     Six Months          For the           Six Months          For the
                                                       Ended            Year Ended           Ended            Year Ended
                                                     March 31,        September 30,        March 31,        September 30,
                                                        1999               1998               1999              1998*
                                                 -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income (loss) .................   ($       86,008)   $       899,890    ($    2,430,579)   ($      826,516)
 Net realized gain (loss) on investments
  sold ........................................        20,686,541         (6,952,711)       (36,914,109)       (26,895,646)
 Net change in unrealized appreciation
  (depreciation) on investments ...............        67,370,599        (73,445,498)       182,287,222        (75,517,990)
                                                   --------------    ---------------     --------------     --------------
  Increase (decrease) in net assets
   resulting from operations ..................        87,971,132        (79,498,319)       142,942,534       (103,240,152)
                                                   --------------    ---------------     --------------     --------------
Dividends to shareholders from:
 Net investment income ........................          (486,147)          (282,139)                 0                  0
 Net realized gain on investments .............                 0           (929,398)                 0                  0
                                                   --------------    ---------------     --------------     --------------
                                                         (486,147)        (1,211,537)                 0                  0
                                                   --------------    ---------------     --------------     --------------
Capital share transactions:
 Proceeds from the sale of shares .............        26,806,226        236,230,743        163,579,119        692,941,797
 Net asset value of shares issued in
  reinvestment of dividends ...................           461,215          1,161,950                  0                  0
 Cost of shares redeemed ......................      (117,307,983)      (231,956,848)      (188,520,623)      (185,973,647)
                                                   --------------    ---------------     --------------     --------------
  Increase (decrease) in net assets derived
   from capital share transactions ............       (90,040,542)         5,435,845        (24,941,504)       506,968,150
Capital contribution ..........................                 0                  0                  0                  0
                                                   --------------    ---------------     --------------     --------------
 Net increase (decrease) in net assets ........        (2,555,557)       (75,274,011)       118,001,030        403,727,998
Net assets:
 Beginning of period ..........................       315,557,850        390,831,861        403,727,998                  0
                                                   --------------    ---------------     --------------     --------------
 End of period ................................    $  313,002,293    $   315,557,850     $  521,729,028     $  403,727,998
                                                   ==============    ===============     ==============     ==============
Accumulated net investment income
 (loss) at end of period ......................   ($       99,441)   $       472,714    ($    2,430,579)    $            0
                                                   ==============    ===============     ==============     ==============
Shares of beneficial interest:
 Shares sold ..................................         1,160,162          9,436,383         16,296,520         65,055,206
 Shares issued in reinvestment dividends ......            18,636             47,958                  0                  0
 Shares redeemed ..............................        (5,005,126)        (9,658,984)       (19,319,873)       (18,168,593)
                                                   --------------    ---------------     --------------     --------------
 Net increase (decrease) ......................        (3,826,328)          (174,643)        (3,023,353)        46,886,613
                                                   ==============    ===============     ==============     ==============

* For the period October 1, 1997 (commencement of operations) to September 30, 1998.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                             B A R O N   F U N D S
--------------------------------------------------------------------------------

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

(1) Significant Accounting Policies

Baron Asset Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the"1940 Act"), as a diversified, open-end management investment company established as a Massachusetts business trust on February 19, 1987. The Trust currently offers three series (individually a "Fund" and collectively the "Funds"): Baron Asset Fund, started in June of 1987, Baron Growth Fund, started in January 1995, and Baron Small Cap Fund, started in October of 1997. The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with generally accepted accounting principles. On May 19, 1999 Baron Growth & Income Fund changed its name to Baron Growth Fund.

(a) Security Valuation. Portfolio securities traded on any national stock exchange or quoted on the NASDAQ National Market System are valued on the basis of the last sale price on the date of valuation or, in the absence of any sale on that date, the last sale price on the date the security last traded. Other securities are valued at the mean of the most recent bid and asked prices if market quotations are readily available. Where market quotations are not readily available the securities are valued at their fair value as determined in good faith by the Board of Trustees, or by the Adviser, pursuant to procedures established by the Trustees. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost, which approximates value.

(b) Securities Transactions, Investment Income and Expense Allocation. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Common expenses of the Funds are allocated on a basis deemed fair and equitable by the Trustees, usually on the basis of average net assets. Direct expenses are charged to each Fund on a specific identification basis.

(c) Federal Income Taxes. Each Fund of the Trust is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including net realized capital gains, if any, to its shareholders. No federal income tax provision is therefore required.

(d) Restricted Securities. The Funds invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued at fair value as determined in good faith by the Board of Trustees.

(e) Organization Costs. Costs incurred in connection with the organization and initial registration of Baron Growth & Income Fund and Baron Small Cap Fund have been deferred and are being amortized on a straight-line basis over a five-year period. Baron Capital, Inc. ("BCI"), a wholly owned subsidiary of Baron Capital Group, Inc. ("BCG"), agreed to make advances for organization expenses incurred and will be reimbursed as the costs are amortized.

(f) Distributions. Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and distributions from REIT's.


(g) Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements, and the amounts of income and expenses during the period. Actual results could differ from those estimates.


(2) Purchases and Sales of Securities.

Purchases and sales of securities, other than short term securities, for the six months ended March 31, 1999 were as follows:




Fund                           Purchases              Sales
----                           ---------              -----
Baron Asset Fund             $662,121,370         $566,816,133
Baron Growth Fund            $ 41,544,306         $138,259,244
Baron Small Cap Fund         $ 84,882,280         $123,179,481

(3) Investment Advisory Fees and Other Transactions with Affiliates

(a) Investment Advisory Fees. BAMCO, Inc. (the "Adviser"), a wholly owned subsidiary of BCG, serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from the assets of the Funds equal to 1% per annum of each Fund's average daily net asset value.

--------------------------------------------------------------------------------
                             B A R O N   F U N D S
--------------------------------------------------------------------------------

(b) Distribution Fees. BCI is a registered broker dealer and the distributor of the shares of the Funds pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Funds to pay BCI a distribution fee equal on an annual basis to 0.25% of the Funds' average daily net assets. Brokerage transactions for the Funds may be effected by or through BCI. During the six months ended March 31, 1999, BCI earned brokerage commissions as follows:




Fund                               Commissions
----                               -----------
Baron Asset Fund                   $1,445,914
Baron Growth Fund                  $  162,582
Baron Small Cap Fund               $  197,837

(c) Trustee Fees. Certain Trustees of the Trust may be deemed to be affiliated with or interested persons (as defined by the 1940 Act) of the Funds' Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds' officers received compensation from the Funds.

(4) Post October Losses and Capital Loss Carryforward. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. These deferrals can be used to offset future capital gains at September 30, 1999. The Funds also had capital loss carryforwards at September 30, 1998, which can be used to offset future capital gains.

                                Post           Capital Loss      Capital Loss
                              10/31/97          Carryovers        Carryovers
Fund                       Loss Deferral      Expiring 2005      Expiring 2006
----                       -------------      -------------      -------------
Baron Asset Fund            $74,519,043          $686,772        $22,935,119
Baron Growth Fund             6,286,961                --            262,931
Baron Small Cap Fund         25,902,801                --                 --

(5) Borrowings. During the six months ended March 31, 1999, Baron Growth Fund borrowed from its custodian bank. The average daily balance of loans outstanding was $2,919,737 at a weighted average interest rate of 6.025%.

(6) Restricted Securities.
A summary of the restricted securities held at March 31, 1999 follows:

BARON ASSET FUND

                                                                              Acquisition
Name of Issuer                                                                   Date            Value
--------------                                                                   ----            -----
Common Stock
  Vail Resorts, Inc. Class A                                                 05/14/98        $60,325,200
  Chesapeake Healthcare Corp.                                                12/03/98          4,000,196
  Correctional Management Services Corp.                                     12/30/98          8,000,085
Corporate Bonds
  American Mobile Satellite Corp. 6.0% Jr. Sub. Secured Exch. Note due
   09/30/2006                                                                01/15/99         21,500,000
                                                                                             -----------
  Total Restricted Securities: (Cost $145,500,000) (1.54% of Net Assets)                     $93,825,481
                                                                                             ===========


(7) Capital Contribution. On March 19, 1999, the Adviser reimbursed Baron Asset Fund $1,584,375 for the unrealized loss relating to the 10/07/98 purchase of 650,000 AMF Bowling, Inc. Baron Asset Fund recorded a capital contribution of $1,584,375. The Adviser did not receive any shares of Baron Asset Fund in exchange for this contribution. For tax purposes, this capital contribution reduced the realized gains (losses) for the fiscal year ended September 30, 1999.

--------------------------------------------------------------------------------
                             B A R O N   F U N D S
--------------------------------------------------------------------------------

(8) Investment in "Affiliates"*

BARON ASSET FUND

                                       Balance of        Gross     Gross Sales   Balance of                           Dividend
                                     Shares Held on    Purchases       and     Shares Held on       Value              Income
               Name of Issuer         Sep. 30, 1998  and Additions  Reductions  Mar. 31, 1999   Mar. 31, 1999   Oct. 1-Mar. 31, 1999
               --------------         -------------  -------------  ----------  -------------   -------------   --------------------
Alexander's, Inc. .....................     252,000      18,300                    270,300    $  18,312,825
AMF Bowling, Inc. .....................   9,895,000     650,000      335,000    10,210,000       40,840,000
American Mobile Satellite Corp. .......   3,500,000                              3,500,000       26,250,000
Avatar Holdings, Inc. .................     774,000                   24,000       750,000       13,687,500
Bristol Hotels & Resorts Co. ..........   2,191,150                              2,191,150       18,761,722
Caliber Learning Network, Inc. ........   1,840,000                  780,000     1,060,000        4,240,000
Cellular Communications of P.R., Inc. .   1,272,500                              1,272,500       34,357,500
Choice Hotels Intl., Inc. .............  13,021,300     204,000                 13,225,300      185,980,781
ChoicePoint, Inc. .....................   1,015,300     624,700                  1,640,000       81,795,000
CoreComm, Ltd. ........................   1,272,500     197,500                  1,470,000       54,022,500
Counsel Corp. .........................   2,408,200      80,300                  2,488,500       16,486,312
Cross Timbers Oil Co. .................   4,747,500                  197,600     4,549,900       32,133,669         $  230,183
DeVry, Inc. ...........................   4,635,200                              4,635,200      134,420,800
Dollar Tree Stores, Inc. ..............   3,690,000      35,000                  3,725,000      115,242,188
DVI, Inc. .............................   1,605,000      75,000                  1,680,000       24,990,000
Education Management Corp. # ..........     880,000     880,000                  1,760,000       54,120,000
Flextronics Intl. Ltd. $ ..............   1,393,000   1,400,000       13,000     2,780,000      141,780,000
HCR Manor Care, Inc. ..................  10,350,700                             10,350,700      236,125,344
Heftel Broadcasting Corp. Class A .....   3,270,000                    3,000     3,267,000      141,706,125
ITT Educational Services, Inc. ........   1,562,500                  162,500     1,400,000       52,587,500
Industrie Natuzzi SPA ADR .............   1,565,500   4,121,500                  5,687,000       93,835,500
Learning Tree Intl., Inc. .............   3,145,000                              3,145,000       31,450,000
Libbey, Inc. ..........................   2,650,000     270,000                  2,920,000       90,520,000            417,750
Metro Networks, Inc. ..................   1,250,000                    4,500     1,245,500       68,502,500
NTL, Inc. .............................   2,724,500     297,500                  3,022,000                0**
OM Group, Inc. ........................   1,557,500     810,000                  2,367,500       78,127,500            372,175
Prison Realty Trust @ .................   1,990,000                  560,000     1,430,000                0**        1,782,000
Robert Half Intl., Inc. ...............   2,335,000   4,065,000                  6,400,000      210,000,000
Saga Communications, Inc. Class A .....   2,932,002       5,000                  2,937,002       52,498,911
Seacor Smit, Inc. .....................     990,000     352,300       42,300     1,300,000       69,956,250
Smart and Final, Inc. .................   2,237,900   1,112,100                  3,350,000       31,406,250            111,895
Sotheby's Holdings, Inc. Class A ......  18,030,000   2,745,000                 20,775,000      672,590,625          3,945,000
Southern Union Co. % ..................     832,500     867,500                  1,700,000       32,087,500
Stein Mart, Inc. ......................   2,825,000                  325,000     2,500,000       25,000,000
Sun Intl. Hotels, Ltd. ................   2,875,000     440,000                  3,315,000      108,980,625
Sunburst Hospitality Corp. ............   3,650,036     606,666                  4,256,702       15,962,633
The Sports Club Co. ...................   1,955,000                1,214,300       740,700                0**+
Vail Resorts, Inc. Class A ............   9,678,900     387,100                 10,066,000      156,622,950
                                                                                              -------------         ----------
                                                                                             $3,165,381,010         $6,859,003
                                                                                             ==============         ==========


----------
*" Affiliated" issuers, as defined in the Investment Company Act of 1940, are issuers in which Baron Asset Fund held 5% or more of the outstanding voting securities as of March 31, 1999.
** As of March 31, 1999, no longer an affiliate.
+  Included in miscellaneous holdings.
#  Received 880,000 shares from 2:1 stock split .
$  Received 1,390,000 shares from 2:1 stock split.
@  Formerly CCA Prison Realty Trust.
%  Received 41,625 shares from 5% stock dividend.

--------------------------------------------------------------------------------
                             B A R O N   F U N D S
--------------------------------------------------------------------------------

BARON SMALL CAP FUND

                                  Balance of        Gross      Gross Sales     Balance of                             Dividend
                                Shares Held on    Purchases        and       Shares Held on        Value               Income
           Name of Issuer        Sep. 30, 1998  and Additions   Reductions    Mar. 31, 1999    Mar. 31, 1999    Oct. 1-Mar. 31, 1999
           --------------        -------------  -------------   ----------  ----------------  ---------------  ---------------------
AVTEAM, Inc. ...................     750,000                                      750,000       $ 3,656,250
Career Education Corp. .........     520,000       167,800        12,800          675,000        23,371,875
Equity Marketing, Inc. .........     400,000           250        25,250          375,000         2,156,250
IT Group, Inc.** ...............   1,750,000        50,000       300,000        1,500,000        19,312,500
Mortons Restaurant Group, Inc. .     350,000        25,000        25,000          350,000         5,425,000
ResortQuest Intl., Inc. ........     825,000        25,000                        850,000        13,600,000
                                                                                                 ----------             ----
                                                                                                $67,521,875             $  0
                                                                                                 ==========             ====

----------
* Affiliated issuers, as defined in the Investment Company Act of 1940, are issuers in which Baron Small Cap Fund held 5% or more of the outstanding voting securities as of March 31, 1999.
** Formerly International Technology Corp.

(9) Financial Highlights (unaudited)

BARON ASSET FUND
Selected data for a share of beneficial interest outstanding throughout each period:
--------------------------------------------------------------------------------

                                                               Year Ended September 30,
                                                      Six Months
                                                         ended
                                                    March 31, 1999           1998            1997
                                                    --------------           ----            ----
Net asset value, beginning of period .........     $       39.96         $    47.43      $     35.50
                                                   -------------         ----------      -----------
Income from investment operations
Net investment income (loss) .................             (0.13)              0.05            (0.14)
Net realized and unrealized gains (losses)
 on investments ..............................             14.38              (7.52)           12.11
                                                   --------------        ----------      -----------
 Total from investment operations ............             14.25              (7.47)           11.97
                                                   --------------        ----------      -----------
Less distributions
Dividends from net investment income .........             (0.04)              0.00             0.00
Distributions from net realized gains ........              0.00               0.00            (0.04)
                                                   --------------        ----------      -----------
 Total distributions .........................             (0.04)              0.00            (0.04)
                                                   --------------        ----------      -----------
Net asset value, end of period ...............     $        54.17        $    39.96      $     47.43
                                                   ==============        ==========      ===========
 Total return ................................               35.7%*           (15.7%)           33.8%
                                                   --------------        ----------      -----------
Ratios/Supplemental data
Net assets (in millions), end of period ......     $      6,088.0        $  4,410.5       $  3,224.5
Ratio of expenses to average net assets ......               1.31%**           1.32%            1.35%
Ratio of net investment income (loss) to
 average net assets ..........................             (0.54%)**           0.11%           (0.52%)
Portfolio turnover rate ......................             10.68%             23.43%           13.23%

(RESTUBBED TABLE)

                                                                       Year Ended September 30,
                                                      1996            1995          1994         1993         1992
                                                      ----            ----          ----         ----         ----
Net asset value, beginning of period .........    $     29.30      $   22.82     $  21.91     $  16.20     $  14.80
                                                  -----------      ---------     --------     --------     --------
Income from investment operations
Net investment income (loss) .................          (0.06)         (0.09)       (0.14)       (0.13)       (0.08)
Net realized and unrealized gains (losses)
 on investments ..............................           6.29           7.23         1.82         6.00         1.52
                                                  -----------      ---------     --------     --------     --------
 Total from investment operations ............           6.23           7.14         1.68         5.87         1.44
                                                  -----------      ---------     --------     --------     --------
Less distributions
Dividends from net investment income .........           0.00           0.00         0.00         0.00        (0.04)
Distributions from net realized gains ........          (0.03)         (0.66)       (0.77)       (0.16)        0.00
                                                  -----------      ---------     --------     --------     --------
 Total distributions .........................          (0.03)         (0.66)       (0.77)       (0.16)       (0.04)
                                                  -----------      ---------     --------     --------     --------
Net asset value, end of period ...............    $     35.50      $   29.30     $  22.82     $  21.91     $  16.20
                                                  ===========      =========     ========     ========     ========
 Total return ................................           21.3%          32.3%         8.0%        36.5%         9.7%
                                                  -----------      ---------     --------     --------     --------
Ratios/Supplemental data
Net assets (in millions), end of period ......    $   1,166.1       $  290.0      $  80.3      $  59.9      $  43.8
Ratio of expenses to average net assets ......           1.40%          1.44%        1.59%        1.85%        1.68%
Ratio of net investment income (loss) to
 average net assets ..........................          (0.29%)        (0.55%)      (0.71%)      (0.69%)      (0.53%)
Portfolio turnover rate ......................          19.34%         35.15%       55.87%      107.94%       95.45%

(RESTUBBED TABLE)

                                                             Year Ended September 30,
                                                    1991         1990         1989         1988
                                                -----------  -----------  -----------  -----------
Net asset value, beginning of period .........   $  10.88     $  17.22     $  12.98     $  11.95
                                                 --------     --------     --------     --------
Income from investment operations
Net investment income (loss) .................       0.07         0.21         0.13         0.05
Net realized and unrealized gains (losses)
 on investments ..............................       4.05        (5.14)        4.81         1.18
                                                 --------     --------     --------     --------
 Total from investment operations ............       4.12        (4.93)        4.94         1.23
                                                 --------     --------     --------     --------
Less distributions
Dividends from net investment income .........      (0.20)       (0.16)       (0.05)       (0.03)
Distributions from net realized gains ........       0.00        (1.25)       (0.65)       (0.17)
                                                 --------     --------     --------     --------
 Total distributions .........................      (0.20)       (1.41)       (0.70)       (0.20)
                                                 --------     --------     --------     --------
Net asset value, end of period ...............   $  14.80     $  10.88     $  17.22     $  12.98
                                                 ========     ========     ========     ========
 Total return ................................       38.3%       (30.7%)       39.9%        10.7%
                                                 --------     --------     --------     --------
Ratios/Supplemental data
Net assets (in millions), end of period ......   $   47.4      $  40.0      $  47.7      $  11.7
Ratio of expenses to average net assets ......       1.70%        1.78%        2.06%        2.47%
Ratio of net investment income (loss) to
 average net assets ..........................       0.49%        1.53%        1.29%        0.53%
Portfolio turnover rate ......................     142.73%       97.81%      148.88%      242.40%

----------
* Had the Adviser not made the capital contribution, the adjusted total return would have been 35.6% for the six months ended March 31, 1999.

** Annualized

The Fund's Adviser and/or Baron Capital reimbursed the Fund for expenses aggregating $8,561 (less than $0.01 per share) in 1990, $27,315 ($0.01 per share) in 1989, and $83,219 ($0.11 per share) in 1988. The reimbursement amounts are excluded from the expense data above.

--------------------------------------------------------------------------------
                             B A R O N   F U N D S
--------------------------------------------------------------------------------

BARON GROWTH FUND
Selected data for a share of beneficial interest outstanding throughout each period:
--------------------------------------------------------------------------------


                                                                                       Year Ended September 30,
                                                                Six Months
                                                                   ended
                                                              March 31, 1999       1998           1997         1996        1995*
                                                              -----------------   ---------     ---------    ---------  ---------
Net asset value, beginning of period .........................   $     20.32      $   24.89     $  18.40     $  14.77    $  10.00
                                                                 -----------      ---------     --------     --------    --------
Income from investment operations
Net investment income ........................................          0.00           0.06         0.06         0.11        0.04
Net realized and unrealized gains (losses) on investments ....          6.47          (4.56)        6.68         3.66        4.73
                                                                 -----------      ---------     --------     --------    --------
  Total from investment operations ...........................          6.47          (4.50)        6.74         3.77        4.77
                                                                 -----------      ---------     --------     --------    --------
Less distributions
Dividends from net investment income .........................         (0.04)         (0.02)       (0.09)       (0.04)       0.00
Distributions from net realized gains ........................          0.00          (0.05)       (0.16)       (0.10)       0.00
                                                                 ------------     ---------     --------     --------    --------
  Total distributions ........................................         (0.04)         (0.07)       (0.25)       (0.14)       0.00
                                                                 -----------      ---------     --------     --------    --------
Net asset value, end of period ...............................   $     26.75      $   20.32     $  24.89     $  18.40    $  14.77
                                                                 ===========      =========     ========     ========    ========
  Total return ...............................................          31.8%         (18.1%)       37.1%        25.8%       47.7%
                                                                 -----------      ---------     --------     --------    --------
Ratios/Supplemental data
Net assets (in millions), end of period ......................   $     313.0      $   315.6     $  390.8      $ 207.2     $  28.6
Ratio of total expenses to average net assets ................          1.45%**        1.43%        1.40%        1.54%       1.99%**
Less: Ratio of interest expense to average net assets ........         (0.06%)**      (0.06%)       0.00%        0.00%       0.00%
                                                                 -----------      ---------     --------     --------    --------
Ratio of operating expenses to average net assets ............          1.39%**        1.37%        1.40%        1.54%       1.99%**
                                                                 ===========      =========     ========     ========    ========
Ratio of net investment income (loss) to average net assets ..         (0.05%)**       0.21%        0.37%        1.20%       1.13%**
Portfolio turnover rate ......................................         12.95%         40.38%       25.17%       40.27%      40.56%

----------
 * For the period January 3, 1995 (commencement of operations) to September 30, 1995.

** Annualized.

The Fund's custodian offset custody fees of $5,252 (less than $.01 per share) in 1996 and $12,003 (less than $0.01 per share) in 1995. The expense ratio is gross of the custodian offset.

BARON SMALL CAP FUND
Selected data for a share of beneficial interest outstanding throughout each period:
--------------------------------------------------------------------------------


                                                                                                  Year
                                                                           Six Months             ended
                                                                              ended           September 30,
                                                                         March 31, 1999           1998*
                                                                      --------------------   --------------
Net asset value, beginning of period ..............................      $     8.61            $  10.00
                                                                         ----------             -------
Income from investment operations
Net investment loss ...............................................           (0.06)              (0.02)
Net realized and unrealized gains (losses) on investments .........            3.34               (1.37)
                                                                         ----------            --------
  Total from investment operations ................................            3.28               (1.39)
                                                                         ----------            --------
Less distributions
Dividends from net investment income ..............................            0.00                0.00
Distributions from net realized gains .............................            0.00                0.00
                                                                         ----------            --------
  Total distributions .............................................            0.00                0.00
                                                                         ----------            --------
Net asset value, end of period ....................................      $    11.89            $   8.61
                                                                         ==========            ========
  Total return ....................................................            38.1%              (13.9%)
                                                                         ----------            --------
Ratios/Supplemental data
Net assets (in millions), end of period ...........................      $    521.7            $  403.7
Ratio of expenses to average net assets ...........................            1.35%**             1.39%
Ratio of net investment loss to average net assets ................           (1.07%)**           (0.20%)
Portfolio turnover rate ...........................................           18.91%              59.68%

----------
 * For the period October 1, 1997 (commencement of operations) to September 30, 1998.

** Annualized.

                                       31